Babson Capital Corporate Investors
Report for the Three Months Ended March 31, 2015

Adviser Babson Capital Management LLC 1500 Main Street, P.O. Box 15189 Springfield, Massachusetts 01115-5189 Independent Registered Public Accounting Firm KPMG LLP Boston, Massachusetts 02110	Transfer Agent & Registrar DST Systems, Inc. P.O. Box 219086 Kansas City, Missouri 64121-9086 1-800-647-7374 Internet Website www.babsoncapital.com/mci

Counsel to the Trust Ropes & Gray LLP Boston, Massachusetts 02110 Custodian State Street Bank and Trust Company Boston, Massachusetts 02116	Babson Capital Corporate Investors c/o Babson Capital Management LLC 1500 Main Street, Suite 2200 Springfield, Massachusetts 01115 (413) 226-1516

Investment Objective and Policy
Babson Capital Corporate Investors (the “Trust”) is a closed-end management investment company, first offered to the public in 1971, whose shares are traded on the New York Stock Exchange under the trading symbol “MCI”. The Trust’s share price can be found in the financial section of most newspapers under either the New York Stock Exchange listings or Closed-End Fund Listings.

The Trust’s investment objective is to maintain a portfolio of securities providing a current yield and at the same time offering an opportunity for capital gains. The Trust’s principal investments are privately placed, below-investment grade, long-term debt obligations with equity features such as common stock, warrants, conversion rights, or other equity features and, occasionally, preferred stocks. The Trust typically purchases these investments, which are not publicly tradable, directly from their issuers in private placement transactions. These investments are typically mezzanine debt instruments with accompanying private equity securities made to small or middle market companies. In addition, the Trust may invest, subject to certain limitations, in marketable investment grade debt securities, other marketable debt securities (including high yield securities) and marketable common stocks. Below-investment grade or high yield securities have predominantly speculative characteristics with respect to the capacity of the issuer to pay interest and repay principal.

Babson Capital Management LLC (“Babson Capital”) manages the Trust on a total return basis. The Trust distributes substantially all of its net income to shareholders each year. Accordingly, the Trust pays dividends to shareholders in January, May, August, and November. The Trust pays dividends to its shareholders in cash, unless the shareholder elects to participate in the Dividend Reinvestment and Share Purchase Plan.

Form N-Q
The Trust files its complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. This information is available (i) on the SEC’s website at http://www.sec.gov; and (ii) at the SEC’s Public Reference Room in Washington, DC (which information on their operation may be obtained by calling 1-800-SEC-0330). A complete schedule of portfolio holdings as of each quarter-end is available upon request by calling, toll-free, 866-399-1516.

Proxy Voting Policies & Procedures; Proxy Voting Record
The Trustees of the Trust have delegated proxy voting responsibilities relating to the voting of securities held by the Trust to Babson Capital. A description of Babson Capital’s proxy voting policies and procedures is available (1) without charge, upon request, by calling, toll-free 866-399-1516; (2) on the Trust’s website: http://www.babsoncapital.com/mci; and (3) on the SEC’s website at http://www.sec.gov. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (1) on the Trust’s website: http://www.babsoncapital.com/mci; and (2) on the SEC’s website at http://www.sec.gov.

Babson Capital Corporate Investors

TO OUR SHAREHOLDERS

April 30, 2015

We are pleased to present the March 31, 2015 Quarterly Report of Babson Capital Corporate Investors (the “Trust”).

The Board of Trustees declared a quarterly dividend of $0.30 per share, payable on May 15, 2015 to shareholders of record on May 1, 2015. The Trust paid a $0.30 per share dividend for the preceding quarter. The Trust earned $0.28 per share of net investment income, including $0.03 per share of non-recurring income, for the first quarter of 2015, compared to $0.29 per share, including $0.04 per share of non-recurring income, in the previous quarter.

During the first quarter, the net assets of the Trust increased to $293,255,436 or $14.99 per share compared to $280,130,264 or $14.34 per share on December 31, 2014.  This translates into a 4.5% total return for the quarter, based on the change in the Trust’s net assets assuming the reinvestment of all dividends. Longer term, the Trust returned 15.4%, 15.4%, 15.5%, 12.3%, and 13.8% for the 1, 3, 5, 10, and 25-year periods, respectively, based on the change in the Trust’s net assets assuming the reinvestment of all dividends.

The Trust’s share price decreased 2.2% during the quarter, from $15.89 per share as of December 31, 2014 to $15.54 per share as of March 31, 2015.  The Trust’s market price of $15.54 per share equates to a 3.7% premium over the March 31, 2015 net asset value per share of $14.99.  The Trust’s average quarter-end premium for the 3, 5 and 10-year periods was 12.3%, 16.2% and 12.6%, respectively.  U.S. equity markets, as approximated by the Russell 2000 Index, increased 4.3% for the quarter. U.S. fixed income markets, as approximated by the Barclays Capital U.S. Corporate High Yield Index, increased 2.5% for the quarter.

The Trust closed five new private placement investments during the first quarter. The five new investments were in AFC - Dell Holding Corporation, Animal Supply Company, Compass Chemical International LLC, Tristar Global Energy Solutions, Inc. and York Wall Holding Company. A brief description of these investments can be found in the Consolidated Schedule of Investments. The total amount invested by the Trust in these transactions was $15,717,000.

It was an active first quarter for the Trust in terms of new investments. Middle market merger and acquisition activity, a key driver of deal flow for the Trust, was steady during the quarter.  We expect deal flow to remain steady for the rest of the year, assuming no significant external shocks to the market, so we are optimistic about the level of new investment activity for the Trust through year end. The dark cloud on the horizon though, continues to be the high purchase prices and leverage levels that are common in buyout transactions today. Average purchase price multiples for small companies continue to be at their highest levels in the past 15 years. Leverage multiples are also elevated and are near their highs of the past 15 years as well. Though we are actively making new investments on behalf of the Trust in this market, we do so cautiously and with discipline, consistent with our longstanding investment philosophy of seeking to take prudent levels of risk and getting paid appropriately for the risk taken. We are not willing to provide financial leverage at levels that we believe are imprudent.  This approach has served us well over the long term and through all kinds of market cycles.

The condition of the Trust’s existing portfolio remained solid through the first quarter. We had significantly more credit upgrades then downgrades during the quarter. The number of companies on our watch list and in default continues to be at or near the lowest level we have seen over the last five years. We successfully exited five investments and benefited from dividends associated with the recapitalization of one company during the quarter. We realized significant gains from these transactions. We continue to have a backlog of portfolio companies that are in the process of being sold, with a number of these expected to close this year. We had five portfolio companies fully or partially prepay their debt instruments held by the Trust during the quarter. This lower level of prepayment activity is welcome after the unprecedented levels of prepayments we experienced in 2013 and early 2014.

(Continued)

The Trust was able to maintain its $0.30 per share quarterly dividend for the first quarter even though net investment income per share, excluding non-recurring income, was once again below the dividend rate. Net investment income per share from recurring sources has been below the dividend rate for every quarter since the third quarter of 2013. As we have discussed in prior reports, net investment income is down due principally to the considerable reduction in the number of private debt securities in the portfolio resulting from the high level of exit and prepayment activity that has occurred in recent quarters. We have been able to maintain the $0.30 per share quarterly dividend with current income, non-recurring income and earnings carried forward from prior quarters. Over time, however, the Trust’s dividend-paying ability tends to be correlated with its recurring earnings capacity. Absent non-recurring income, earnings available for the quarterly dividend would have been $0.25 per share for the first quarter. This quarter, the Trust earned an additional $0.03 per share of non-recurring income, and utilized $0.02 per share of earnings carry-forwards to maintain the $0.30 per share quarterly dividend. The Trust continues to have available earnings carry-forwards which should be available to supplement recurring income for the next few quarters. Unless market conditions change dramatically though, it is still unlikely that we will be able to rebuild the portfolio back to its former size in the near term and grow net investment income. As a result, it is likely that in 2015 we will have to reduce the dividend from the current $0.30 per share quarterly rate. As we move through 2015, we and the Board of Trustees will continue to evaluate the current and future earnings capacity of the Trust and formulate a dividend strategy that is consistent with that earnings level.

Thank you for your continued interest in and support of Babson Capital Corporate Investors.

Sincerely,

Michael L. Klofas
President

* Based on market value of total investments (including cash)
Cautionary Notice: Certain statements contained in this report may be “forward looking” statements. Investors are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date on which they are made and which reflect management’s current estimates, projections, expectations or beliefs, and which are subject to risks and uncertainties that may cause actual results to differ materially. These statements are subject to change at any time based upon economic, market or other conditions and may not be relied upon as investment  advice or an indication of the Trust’s trading intent.  References to specific securities are not recommendations of such securities, and may not be representative of the Trust’s current or future investments. We undertake no obligation to publicly update forward looking statements, whether as a result of new information, future events, or otherwise.

Babson Capital Corporate Investors

CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES
March 31, 2015
(Unaudited)

Assets:
Investments
(See Consolidated Schedule of Investments) Corporate restricted securities at fair value
(Cost - $187,819,961)	$192,356,537
Corporate restricted securities at market value
(Cost - $60,704,303)	60,998,206
Corporate public securities at market value
(Cost - $54,142,844)	54,914,085
Short-term securities at amortized cost	3,499,733
Total investments (Cost - $306,166,841)	311,768,561
Cash	13,655,639
Interest receivable	3,561,969
Other assets	31,227
Total assets	329,017,396

Liabilities:
Note payable	30,000,000
Payable for investments purchased	2,169,000
Deferred tax liability	1,519,864
Investment advisory fee payable	916,423
Tax payable	682,978
Interest payable	202,400
Accrued expenses	271,295
Total liabilities	35,761,960
Total net assets	$293,255,436

Net Assets:
Common shares, par value $1.00 per share	$19,567,332
Additional paid-in capital	115,066,008
Retained net realized gain on investments, prior years	142,769,539
Undistributed net investment income	8,233,022
Accumulated net realized gain on investments	3,537,679
Net unrealized depreciation of investments	4,081,856
Total net assets	$293,255,436
Common shares issued and outstanding (28,054,782 authorized)	19,567,332
Net asset value per share	$14.99

See Notes to Consolidated Financial Statements

CONSOLIDATED STATEMENT OF OPERATIONS
For the three months ended March 31, 2015
(Unaudited)

Investment Income:
Interest	$6,816,484
Dividends	128,082
Other	15,628
Total investment income	6,960,194

Expenses:
Investment advisory fees	916,423
Interest	396,000
Trustees’ fees and expenses	75,000
Professional fees	62,004
Reports to shareholders	22,500
Custodian fees	10,076
Other	28,702
Total expenses	1,510,705
Investment income - net	5,449,489

Net realized and unrealized gain on investments:
Net realized gain on investments before taxes	3,124,992
Income tax expense	(24,873)
Net realized gain on investments after taxes	3,100,119
Net change in unrealized appreciation of investments before taxes	4,423,375
Net change in deferred income tax expense	(365,034)
Net change in unrealized appreciation of investments after taxes	4,058,341
Net gain on investments	7,158,460
Net increase in net assets resulting from operations	$12,607,949

See Notes to Consolidated Financial Statements

Babson Capital Corporate Investors

CONSOLIDATED STATEMENT OF CASH FLOWS
For the three months ended March 31, 2015
(Unaudited)

Net increase in cash:
Cash flows from operating activities:
Purchases/Proceeds/Maturities from short-term portfolio securities, net	$13,103,876
Purchases of portfolio securities	(27,726,034)
Proceeds from disposition of portfolio securities	20,478,887
Interest, dividends and other income received	5,860,631
Interest expense paid	(396,000)
Operating expenses paid	(1,096,914)
Income taxes paid	(3,685,013)
Net cash provided by operating activities	6,539,433

Cash flows from financing activities:
Cash dividends paid from net investment income	(5,860,025)
Receipts for shares issued on reinvestment of dividends	517,223
Net cash used for financing activities	(5,342,802)

Net increase in cash	1,196,631
Cash - beginning of year	12,459,008
Cash - end of period	$13,655,639

Reconciliation of net increase in net assets to net cash provided by operating activities:

Net increase in net assets resulting from operations	$12,607,949
Increase in investments	(4,425,126)
Increase in interest receivable	(721,187)
Decrease in other assets	6,400
Decrease in receivable for investments sold	179,712
Increase in payable for investments purchased	2,169,000
Increase in deferred tax liability	365,034
Increase in investment advisory fee payable	41,016
Decrease in tax payable	(3,660,140)
Decrease in accrued expenses	(23,225)
Total adjustments to net assets from operations	(6,068,516)
Net cash provided by operating activities	$6,539,433

See Notes to Consolidated Financial Statements

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

	For the three
	months ended	For the
	03/31/2015	year ended
	(Unaudited)	12/31/2014
Increase in net assets:

Operations:
Investment income - net	$5,449,489	$23,984,946
Net realized gain on investments after taxes	3,100,119	8,854,438
Net change in unrealized appreciation of investments after taxes	4,058,341	(84,222)
Net increase in net assets resulting from operations	12,607,949	32,755,162

Increase from common shares issued on reinvestment of dividends
Common shares issued (2015 - 33,916; 2014 - 139,761 )	517,223	2,065,868

Dividends to shareholders from:
Net investment income (2015 - $0.00 per share; 2014 - $1.20 per share)	—	(23,378,280)
Total increase in net assets	13,125,172	11,442,750

Net assets, beginning of year	280,130,264	268,687,514

Net assets, end of period/year (including undistributed net investment income of $8,233,022 and $2,783,533, respectively)	$293,255,436	$280,130,264

See Notes to Consolidated Financial Statements

Babson Capital Corporate Investors

CONSOLIDATED SELECTED FINANCIAL HIGHLIGHTS
Selected data for each share of beneficial interest outstanding:

	For the three months ended 03/31/2015		For the years ended December 31,
	(Unaudited)		2014	2013	2012	2011(a)
Net asset value:
Beginning of year	$14.34		$13.85	$13.38	$12.69	$12.56
Net investment income (b)	0.28		1.23	1.18	1.28	1.29
Net realized and unrealized
gain (loss) on investments	0.37		0.45	0.48	0.69	0.17
Total from investment operations	0.65		1.68	1.66	1.97	1.46
Dividends from net investment
income to common shareholders	—		(1.20)	(1.20)	(1.25)	(1.34)
Dividends from realized gain
on investments to common shareholders	—		—	—	(0.05)	(0.01)
Increase from dividends reinvested	0.00	(c)	0.01	0.01	0.02	0.02
Total dividends	—		(1.19)	(1.19)	(1.28)	(1.33)
Net asset value: End of period/year	$14.99		$14.34	$13.85	$13.38	$12.69
Per share market value:
End of period/year	$15.54		$15.89	$14.93	$15.28	$17.99
Total investment return
Net asset value (d)	4.53%		13.78%	12.76%	17.07%	12.00%
Market value (d)	(2.20%)		16.53%	5.93%	(7.11%)	27.92%
Net assets (in millions):
End of period/year	$293.26		$280.13	$268.69	$257.38	$241.94
Ratio of total expenses
to average net assets	2.18	%(f)	3.66%	2.42%	3.17%	2.42%
Ratio of operating expenses
to average net assets	1.58	%(f)	1.65%	1.64%	1.66%	1.62%
Ratio of interest expense
to average net assets	0.56	%(f)	0.57%	0.59%	0.63%	0.64%
Ratio of income tax expense
to average net assets (e)	0.04	%(f)	1.44%	0.19%	0.88%	0.16%
Ratio of net investment income
to average net assets	7.73	%(f)	8.57%	8.50%	9.78%	9.91%
Portfolio turnover	7%		38%	34%	34%	21%

(a)	Per share amounts were adjusted to reflect a 2:1 stock split effective February 18, 2011.
(b)	Calculated using average shares.
(c)	Rounds to less than $0.01 per share.
(d)
Net asset value return represents portfolio returns based on change in the Trust’s net asset value assuming the reinvestment of all dividends and distributions which differs from the total investment return based on the Trust’s market value due to the difference between the Trust’s net asset value and the market value of its shares outstanding; past performance is no guarantee of future results.

(e)
As additional information, this ratio is included to reflect the taxes paid on retained long-term gains. These taxes paid are netted against realized capital gains in the Statement of Operations. The taxes paid are treated as deemed distributions and a credit for the taxes paid is passed on to the shareholders.

(f)	Annualized

Senior borrowings:
Total principal amount (in millions)	$30	$30	$30	$30	$30

Asset coverage per $1,000 of indebtedness	$10,775	$10,338	$9,956	$9,579	$9,065

See Notes to Consolidated Financial Statements

CONSOLIDATED SCHEDULE OF INVESTMENTS
March 31, 2015
(Unaudited)

Corporate Restricted Securities - 86.39%: (A)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Private Placement Investments - 65.59%
1492 Acquisition LLC
A leading producer of premium Italian cured meats and deli meats in the U.S.
14% Senior Subordinated Note due 10/17/2019	$1,634,104	10/17/12	$1,609,933	$1,612,560
Limited Liability Company Unit Class A Common (B)	27,273 uts.	10/17/12	27,273	—
Limited Liability Company Unit Class A Preferred (B)	245 uts.	10/17/12	245,450	200,727
			1,882,656	1,813,287
A S C Group, Inc.
A designer and manufacturer of high reliability encryption equipment, communications products, computing systems and electronic components primarily for the military and aerospace sectors.
14% Senior Subordinated Note due 12/21/2020	$1,981,937	12/20/13	1,947,838	2,001,757
Limited Liability Company Unit Class A (B)	5,843 uts.	*	290,317	585,715
Limited Liability Company Unit Class B (B)	2,793 uts.	10/09/09	100,114	279,976
* 10/09/09 and 12/20/13.			2,338,269	2,867,448

A W X Holdings Corporation
A provider of aerial equipment rental, sales and repair services to non-residential construction and maintenance contractors operating in the State of Indiana.
10.5% Senior Secured Term Note due 05/15/2015 (D)	$735,000	05/15/08	724,402	367,500
13% Senior Subordinated Note due 05/15/2015 (D)	$735,000	05/15/08	673,096	—
Common Stock (B)	105,000 shs.	05/15/08	105,000	—
Warrant, exercisable until 2015, to purchase
common stock at $.01 per share (B)	36,923 shs.	05/15/08	62,395	—
			1,564,893	367,500
ABC Industries, Inc.
A manufacturer of mine and tunneling ventilation products in the U.S.
13% Senior Subordinated Note due 07/31/2019	$436,364	08/01/12	402,672	440,727
Preferred Stock Series A (B)	300,000 shs.	08/01/12	300,000	642,693
Warrant, exercisable until 2022, to purchase
common stock at $.02 per share (B)	53,794 shs.	08/01/12	101,870	109,970
			804,542	1,193,390
ACP Cascade Holdings LLC
A manufacturer and distributor of vinyl windows and patio doors throughout the northwestern United States.
Limited Liability Company Unit Class B (B)	64 uts.	11/09/12	—	—

Advanced Manufacturing Enterprises LLC
A designer and manufacturer of large, custom gearing products for a number of critical customer applications.
14% Senior Subordinated Note due 12/17/2018	$2,723,077	12/07/12	2,694,079	2,750,308
Limited Liability Company Unit (B)	3,434 uts.	*	343,385	482,359
* 12/07/12 and 07/11/13.			3,037,464	3,232,667

Babson Capital Corporate Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
March 31, 2015
(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Advanced Technologies Holdings
A provider of factory maintenance services to industrial companies.
Preferred Stock Series A (B)	626 shs.	12/27/07	$309,806	$953,575
Convertible Preferred Stock Series B (B)	52 shs.	01/04/11	40,800	79,950
			350,606	1,033,525
AFC - Dell Holding Corporation
A distributor and provider of inventory management services for “C-Parts” used by OEMs in their manufacturing and production facilities.
12.5% Senior Subordinated Note due 09/27/2020	$2,396,739	03/27/15	2,348,888	2,395,795
Preferred Stock (B)	2,276 shs.	03/27/15	227,558	216,180
Common Stock (B)	703 shs.	03/27/15	703	668
			2,577,149	2,612,643
Airxcel Holdings
A leading manufacturer of a broad range of climate control solutions, including air-conditioners, heat pumps, cooking appliances, furnaces, powered vents, and water heaters.
12.5% Senior Subordinated Note due 11/18/2020	$2,933,185	11/18/14	2,877,302	2,978,251
Limited Liability Company Unit	583 uts.	11/18/14	583,000	583,839
			3,460,302	3,562,090
American Hospice Management Holding LLC
A for-profit hospice care provider in the United States.
12% Senior Subordinated Note due 03/31/2020 (D)	$2,337,496	*	2,337,236	2,337,496
Preferred Class A Unit (B)	3,223 uts.	**	322,300	—
Preferred Class B Unit (B)	1,526 uts.	06/09/08	152,626	154,997
Common Class B Unit (B)	30,420 uts.	01/22/04	1	—
Common Class D Unit (B)	6,980 uts.	09/12/06	1	—
* 01/22/04 and 06/09/08.			2,812,164	2,492,493
** 01/22/04 and 09/16/06.

AMS Holding LLC
A leading multi-channel direct marketer of high-value collectible coins and proprietary-branded jewelry and watches.
Limited Liability Company Unit Class A Preferred (B)	273 uts.	10/04/12	272,727	826,455

Animal Supply Company
A distributor of pet products to independent pet stores, veterinary clients and other pet specialty retailers.
9.5% Senior Subordinated Note due 09/05/2019	$3,500,000	03/30/15	3,447,565	3,447,033

Arch Global Precision LLC
A leading manufacturer of high tolerance precision components and consumable tools.
Limited Liability Company Unit Class B (B)	60 uts.	12/21/11	85,250	289,833
Limited Liability Company Unit Class C (B)	690 uts.	12/21/11	664,750	2,887,206
			750,000	3,177,039

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
March 31, 2015
(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

ARI Holding Corporation
A leading national supplier of products used primarily by specialty contractors.
11.5% Senior Subordinated Note due 02/01/2020	$3,396,394	*	$3,347,555	$3,437,699
Limited Partnership Interest	1,048 uts.	08/01/14	1,047,900	1,011,502
* 05/21/13 and 08/01/14.			4,395,455	4,449,201

Arrow Tru-Line Holdings, Inc.
A manufacturer of hardware for residential and commercial overhead garage doors in North America.
Preferred Stock (B)	51 shs.	10/16/09	50,670	198,715
Common Stock (B)	402 shs.	05/18/05	401,555	121,619
Warrant, exercisable until 2016, to purchase
common stock at $.01 per share (B)	105 shs.	05/18/05	90,532	31,883
			542,757	352,217
Avantech Testing Services LLC
A manufacturer of custom Non-Destructive Testing (“NDT”) systems and provider of NDT and inspections services primarily to the oil country tubular goods market.
15% Senior Subordinated Note due 07/31/2021	$1,025,206	07/31/14	1,006,848	886,711
Limited Liability Company Unit	75,000 uts.	07/31/14	750,000	680,510
			1,756,848	1,567,221
Blue Wave Products, Inc.
A distributor of pool supplies.
10% Senior Secured Term Note due 09/30/2018	$625,532	10/12/12	617,307	625,532
13% Senior Subordinated Note due 09/30/2019	$732,765	10/12/12	692,967	747,420
Common Stock (B)	114,894 shs.	10/12/12	114,894	294,116
Warrant, exercisable until 2022, to purchase
common stock at $.01 per share (B)	45,486 shs.	10/12/12	45,486	116,439
			1,470,654	1,783,507
BP SCI LLC
A leading value-added distributor of branded pipes, valves, and fittings (PVF) to diversified end markets.
Limited Liability Company Unit Class A (B)	1,000 uts.	10/17/12	100,000	634,596
Limited Liability Company Unit Class B (B)	400 uts.	10/17/12	400,000	521,059
			500,000	1,155,655
Bravo Sports Holding Corporation
A designer and marketer of niche branded consumer products including canopies, trampolines, in-line skates, skateboards, and urethane wheels.
12.5% Senior Subordinated Note due 06/30/2015	$2,281,593	06/30/06	2,280,357	2,281,593
Preferred Stock Class A (B)	879 shs.	06/30/06	268,121	—
Common Stock (B)	1 sh.	06/30/06	286	—
Warrant, exercisable until 2015, to purchase
common stock at $.01 per share (B)	309 shs.	06/30/06	92,102	—
			2,640,866	2,281,593

Babson Capital Corporate Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
March 31, 2015
(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

CG Holdings Manufacturing Company
A coating provider serving the automotive, agricultural, heavy truck and other end markets.
13% Senior Subordinated Note 11/01/2019	$3,390,252	*	$3,231,966	$3,472,549
Preferred Stock (B)	3,241 shs.	*	324,054	356,003
Preferred Stock (B)	1,174 shs.	*	116,929	128,983
Common Stock (B)	337 shs.	*	35,673	119,680
Warrant, exercisable until 2023, to purchase
common stock at $.01 per share (B)	137 shs.	*	13,033	48,693
* 05/09/13 and 11/01/13.			3,721,655	4,125,908

CHG Alternative Education Holding Company
A leading provider of publicly-funded, for profit pre-K-12 education services targeting special needs children at therapeutic day schools and “at risk” youth through alternative education programs.
13.5% Senior Subordinated Note due 01/19/2018	$2,278,120	01/19/11	2,210,908	2,278,120
14% Senior Subordinated Note due 08/03/2019	$593,565	08/03/12	585,366	599,501
Common Stock (B)	1,125 shs.	01/19/11	112,500	161,873
Warrant, exercisable until 2021, to purchase
common stock at $.01 per share (B)	884 shs.	01/19/11	87,750	127,242
			2,996,524	3,166,736
Church Services Holding Company
A provider of diversified residential services to homeowners in the Houston, Dallas, and Austin markets.
14.5% Senior Subordinated Note due 03/26/2018	$1,274,295	03/26/12	1,249,367	1,274,295
10% Senior Subordinated Note due 09/12/2015	$20,045	09/15/14	20,045	20,079
Common Stock (B)	3,981 shs.	*	398,100	342,411
Warrant, exercisable until 2022, to purchase
common stock at $.01 per share (B)	172 shs.	03/26/12	17,220	14,794
* 03/26/12, 05/25/12 and 06/19/12.			1,684,732	1,651,579

Clarion Brands Holding Corp.
A portfolio of six over-the-counter (OTC) pharmaceutical brands whose products are used to treat tinnitus or ringing of the ear, excessive sweating, urinary tract infections, muscle pain, and skin conditions.
12.5% Senior Subordinated Note due 09/30/2021	$3,205,726	10/01/14	3,145,014	3,240,788
Common Stock (B)	3,182	10/01/14	318,182	206,820
			3,463,196	3,447,608
Clough, Harbour and Associates
An engineering service firm that is located in Albany, NY.
Preferred Stock (B)	277 shs.	12/02/08	276,900	729,198

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
March 31, 2015
(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Compass Chemical International LLC
A manufacturer and supplier of standard and specialty formulated chemicals, primarily phosphoric acid derivatives called phosphonates.
13% Senior Subordinated Note due 10/4/2020	$3,037,681	03/04/15	$2,977,174	$3,055,478
Limited Liability Company Unit	467 uts.	03/04/15	466,700	443,365
			3,443,874	3,498,843
Connecticut Electric, Inc.
A supplier and distributor of electrical products sold into the retail and wholesale markets.
Limited Liability Company Unit Class A (B)	156,046 uts.	01/12/07	156,046	143,137
Limited Liability Company Unit Class C (B)	112,873 uts.	01/12/07	112,873	110,953
Limited Liability Company Unit Class D (B)	1,268,437 uts.	05/03/10	—	1,444,660
Limited Liability Company Unit Class E (B)	2,081 uts.	05/03/10	—	—
			268,919	1,698,750
Crane Rental Corporation
A crane rental company since 1960, headquartered in Florida.
13% Senior Subordinated Note due 11/30/2015	$1,313,250	08/21/08	1,295,633	1,313,250
Common Stock (B)	255,000 shs.	08/21/08	255,000	247,524
Warrant, exercisable until 2016, to purchase
common stock at $.01 per share (B)	136,070 shs.	08/21/08	194,826	132,080
			1,745,459	1,692,854
CTM Holding, Inc.
A leading owner and operator of coin-operated children’s rides, penny presses and candy kiosks in the U.S.
15% Senior Subordinated Note due 11/22/2019	$2,461,586	11/22/13	2,421,597	2,510,818
Common Stock (B)	62,088 shs.	11/22/13	886,364	702,183
			3,307,961	3,213,001
Custom Engineered Wheels, Inc.
A manufacturer of custom engineered, non-pneumatic plastic wheels and plastic tread cap tires used primarily for lawn and garden products and wheelchairs.
Preferred Stock PIK (B)	296 shs.	10/26/09	295,550	340,790
Preferred Stock Series A (B)	216 shs.	10/27/09	197,152	248,994
Common Stock (B)	72 shs.	10/26/09	72,238	—
Warrant, exercisable until 2016, to purchase
common stock at $.01 per share (B)	53 shs.	10/27/09	48,608	—
			613,548	589,784
DPL Holding Corporation
A distributor and manufacturer of aftermarket undercarriage parts for medium and heavy duty trucks and trailers.
14% Senior Subordinated Note due 05/04/2019	$3,253,895	05/04/12	3,210,812	3,286,434
Preferred Stock (B)	61 shs.	05/04/12	605,841	719,447
Common Stock (B)	61 shs.	05/04/12	67,316	340,060
			3,883,969	4,345,941

Babson Capital Corporate Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
March 31, 2015
(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Dunn Paper
A provider of specialty paper for niche product applications.
11.25% Senior Subordinated Note due 06/30/2020	$2,969,697	12/30/14	$2,912,306	$2,995,473
Preferred Stock (B)	530 shs.	12/30/14	530,303	503,785
			3,442,609	3,499,258
E S P Holdco, Inc.
A manufacturer of power protection technology for commercial office equipment, primarily supplying the office equipment dealer network.
Common Stock (B)	660 shs.	01/08/08	329,990	658,798

Eatem Holding Company
A developer and manufacturer of savory flavor systems for soups, sauces, gravies, and other products produced by food manufacturers for retail and foodservice end products.
Common Stock (B)	150 shs.	02/01/10	150,000	277,064
Warrant, exercisable until 2018, to purchase
common stock at $.01 per share (B)	358 shs.	02/01/10	321,300	660,614
			471,300	937,678
ECG Consulting Group
A healthcare management consulting company who provides strategic, financial, operational, and technology related consulting services to healthcare providers.
11.75% Senior Subordinated Note due 11/21/2020	$2,632,059	11/19/14	2,574,780	2,668,953
Limited Liability Company Unit (B)	467 uts.	11/19/14	145,833	128,868
			2,720,613	2,797,821
EPM Holding Company
A provider of non-discretionary regulatory driven engineering services that support mission critical safety and operational aspects of nuclear power plants.
14.5% Senior Subordinated Note due 07/26/2019	$883,970	07/26/13	869,882	901,650
Common Stock	3,069 shs.	07/26/13	306,947	475,636
			1,176,829	1,377,286
ERG Holding Company LLC
A provider of inpatient and outpatient clinical trial services to pharmaceutical companies and contract research organizations.
13.5% Senior Subordinated Note due 10/04/2019	$1,915,925	04/04/14	1,883,042	1,919,125
Common Stock (B)	63 shs.	04/04/14	157,314	157,325
			2,040,356	2,076,450
F F C Holding Corporation
A leading U.S. manufacturer of private label frozen novelty and ice cream products.
Limited Liability Company Unit Preferred (B)	512 uts.	09/27/10	175,035	205,807
Limited Liability Company Unit (B)	512 uts.	09/27/10	51,220	439,003
			226,255	644,810

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
March 31, 2015
(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

F G I Equity LLC
A manufacturer of a broad range of filters and related products that are used in commercial, light industrial, healthcare, gas turbine, nuclear, laboratory, clean room, hotel, educational system, and food processing settings.

Limited Liability Company Unit Preferred (B)	483,355 uts.	04/15/14	$—	$483,355
Limited Liability Company Unit Class B-1 (B)	394,737 uts.	12/15/10	394,737	703,506
Limited Liability Company Unit Class B-2 (B)	49,488 uts.	12/15/10	49,488	88,198
Limited Liability Company Unit Class B-3 (B)	39,130 uts.	08/30/12	90,000	79,404
Limited Liability Company Unit Class C (B)	9,449 uts.	12/20/10	96,056	145,726
			630,281	1,500,189
G C Holdings
A leading manufacturer of gaming tickets, industrial recording charts, security-enabled point-of sale receipts, and medical charts and supplies.
Warrant, exercisable until 2018, to purchase
common stock at $.01 per share (B)	594 shs.	10/19/10	140,875	402,384

GD Dental Services LLC
A provider of convenient “onestop” general, specialty, and cosmetic dental services with 21 offices located throughout South and Central Florida.
Limited Liability Company Unit Common (B)	1,840 uts.	10/05/12	1,840	73,530
Limited Liability Company Unit Preferred (B)	182 uts.	10/05/12	182,209	210,639
			184,049	284,169
GenNx Novel Holding, Inc.
A manufacturer and distributor of nutraceutical ingredients.
13% Senior Subordinated Note due 03/27/2020	$3,209,906	03/27/14	3,153,886	3,209,906
Common Stock (B)	31,500 shs.	03/27/14	315,000	225,243
			3,468,886	3,435,149
gloProfessional Holdings, Inc.
A marketer and distributor of premium mineral-based cosmetics, cosmeceuticals and professional hair care products to the professional spa and physician’s office channels.
14% Senior Subordinated Note due 03/27/2019	$2,827,586	03/27/13	2,786,634	2,827,586
Common Stock (B)	2,835 shs.	03/27/13	283,465	414,922
			3,070,099	3,242,508
Golden County Foods Holding, Inc.
A manufacturer of frozen appetizers and snacks.
14% Senior Subordinated Note due 11/13/2019 (D)	$73,550	11/13/13	436,682	—
Preferred Stock (B)	287,658 shs.	11/13/13	146,658	—
Preferred Stock Series F (B)	294,200 shs.	11/13/13	1,746,726	—
			2,330,066	—

Babson Capital Corporate Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
March 31, 2015
(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Grakon Parent
The leading designer and manufacturer of highly-engineered and customized LED and incandescent lighting systems for transportation-based markets.
12% Senior Subordinated Note due 04/30/2021	$3,145,270	10/31/14	$3,085,101	$3,183,185
Common Stock (B)	355 shs.	10/31/14	354,730	363,192
			3,439,831	3,546,377
GTI Holding Company
A designer, developer, and marketer of precision specialty hand tools and handheld test instruments.
12% Senior Subordinated Note due 02/05/2020	$1,455,729	02/05/14	1,366,796	1,467,969
Common Stock (B)	1,693 shs.	02/05/14	169,271	167,174
Warrant, exercisable until 2024, to purchase
common stock at $.01 per share (B)	795 shs.	02/05/14	73,633	78,502
			1,609,700	1,713,645
Handi Quilter Holding Company
A designer and manufacturer of long-arm quilting machines and related components for the consumer quilting market.
12% Senior Subordinated Note due 06/19/2021	$2,916,667	12/19/14	2,860,020	2,944,681
Limited Liability Company (B)	583 uts.	12/19/14	583,336	584,864
Limited Liability Company (B)	5,833 uts.	12/19/14	—	25,665
			3,443,356	3,555,210
Hartland Controls Holding Corporation
A manufacturer and distributor of electronic and electromechanical components.
14% Senior Subordinated Note due 08/14/2019	$2,211,488	02/14/14	2,173,714	2,255,718
Preferred Stock Series A (B)	5,169 shs.	02/14/14	516,852	563,643
Common Stock (B)	1,666 shs.	02/14/14	1,667	323,300
			2,692,233	3,142,661
Healthcare Direct Holding Company
A direct-to-consumer marketer of discount dental plans.
Common Stock (B)	1,552 shs.	03/09/12	155,172	226,079

HHI Group, LLC
A developer, marketer, and distributor of hobby-grade radio control products.
14% Senior Subordinated Note due 01/17/2020	$3,121,050	01/17/14	3,068,544	3,147,050
Limited Liability Company Unit (B)	203 uts.	01/17/14	203,125	138,515
			3,271,669	3,285,565

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
March 31, 2015
(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Hi-Rel Group LLC
A manufacturer and distributor of precision metal piece parts for the microelectronic packaging industry, serving the aerospace/ defense, telecommunications, and medical end markets.
12% Senior Subordinated Note due 03/15/2018	1,687,500	04/15/13	$1,611,148	$1,703,789
Limited Liability Company Unit (B)	563 uts.	04/15/13	562,500	430,161
Warrant, exercisable until 2020, to purchase
common stock at $.01 per share (B)	89,224 shs.	04/15/13	77,625	64,818
			2,251,273	2,198,768
HOP Entertainment LLC
A provider of post production equipment and services to producers of television shows and motion pictures.
Limited Liability Company Unit Class F (B)	89 uts.	10/14/11	—	—
Limited Liability Company Unit Class G (B)	215 uts.	10/14/11	—	—
Limited Liability Company Unit Class H (B)	89 uts.	10/14/11	—	—
Limited Liability Company Unit Class I (B)	89 uts.	10/14/11	—	—
			—	—
Hospitality Mints Holding Company
A manufacturer of individually-wrapped imprinted promotional mints.
12% Senior Subordinated Note due 08/19/2016	$2,075,581	08/19/08	2,032,770	2,075,581
Common Stock (B)	474 shs.	08/19/08	474,419	152,035
Warrant, exercisable until 2016, to purchase
common stock at $.01 per share (B)	123 shs.	08/19/08	113,773	39,295
			2,620,962	2,266,911
HVAC Holdings, Inc.
A provider of integrated energy efficiency services and maintenance programs for HVAC systems.
12.5% Senior Subordinated Note due 09/27/2019	$2,857,015	09/27/12	2,815,064	2,885,585
Limited Liability Company Unit Class A Common (B)	2,185 uts.	09/27/12	2,185	73,361
Limited Liability Company Unit Class A Preferred (B)	2,705 uts.	09/27/12	270,542	341,319
			3,087,791	3,300,265
Ideal Tridon Holdings, Inc.
A designer and manufacturer of clamps and couplings used in automotive and industrial end markets.
Common Stock (B)	279 shs.	10/27/11	278,561	562,601

Impact Confections
An independent manufacturer and marketer of confectionery products including Warheads® brand sour candies, Melster® brand classic candies, and co-manufactured/private label classic candies.
13% Senior Subordinated Note due 11/04/2020	$2,166,794	11/10/14	2,125,529	2,196,030
Common Stock (B)	4,667 shs.	11/10/14	466,667	320,404
			2,592,196	2,516,434

Babson Capital Corporate Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
March 31, 2015
(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Insurance Claims Management, Inc.
A third party administrator providing auto and property claim administration services for insurance companies.
Common Stock (B)	89 shs.	02/27/07	$2,689	$462,168

J A C Holding Enterprises, Inc.
A supplier of luggage racks and accessories to the original equipment manufacturers.
Preferred Stock A (B)	495 shs.	12/20/10	495,000	607,566
Preferred Stock B (B)	0.17 shs.	12/20/10	—	205
Common Stock	100 shs.	12/20/10	5,000	—
Warrant, exercisable until 2020, to purchase
common stock at $.01 per share	36 shs.	12/20/10	316,930	173,713
			816,930	781,484
Janus Group Holdings LLC
A manufacturer of roll-up doors and hallway systems that are primarily used in self-storage facilities.
13.5% Senior Subordinated Note due 06/10/2019	$2,684,783	12/11/13	2,640,425	2,738,479
Limited Liability Company Unit Class A (B)	565 uts.	12/11/13	278,515	946,897
			2,918,940	3,685,376
JMH Investors LLC
A developer and manufacturer of custom formulations for a wide variety of foods.
14.25% Senior Subordinated Note due 12/05/2019	$2,610,819	12/05/12	2,572,530	2,473,775
Limited Liability Company Unit (B)	748,119 uts.	12/05/12	539,849	174,323
			3,112,379	2,648,098
K & N Parent, Inc.
A manufacturer and supplier of automotive aftermarket performance air filters and intake systems.
Preferred Stock Series A	305 shs.	12/23/11	—	—
Preferred Stock Series B	86 shs.	12/23/11	—	—
Common Stock	489 shs.	*	19,565	477,422
* 12/23/11 and 06/30/14.			19,565	477,422

K N B Holdings Corporation
A designer, manufacturer and marketer of products for the custom framing market.
Common Stock (B)	134,210 shs.	05/24/06	134,210	108,427
Warrant, exercisable until 2016, to purchase
common stock at $.01 per share (B)	82,357 shs.	05/25/06	71,534	66,535
			205,744	174,962

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
March 31, 2015
(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

K P I Holdings, Inc.
The largest player in the U.S. non-automotive, non-ferrous die casting segment.
Convertible Preferred Stock Series C (B)	55 shs.	06/30/09	$55,435	$187,733
Convertible Preferred Stock Series D (B)	24 shs.	09/17/09	24,476	79,528
Common Stock (B)	443 shs.	07/15/08	443,478	387,845
Warrant, exercisable until 2018, to purchase
common stock at $.01 per share (B)	96 shs.	07/16/08	96,024	83,974
Warrant, exercisable until 2018, to purchase
common stock at $.01 per share (B)	128 shs.	09/17/09	—	111,592
			619,413	850,672
M V I Holding, Inc.
A manufacturer of large precision machined metal components used in equipment which services a variety of industries, including the oil and gas, mining, and defense markets.
Common Stock (B)	61 shs.	09/12/08	60,714	—
Warrant, exercisable until 2018, to purchase
common stock at $.01 per share (B)	66 shs.	09/12/08	65,571	—
			126,285	—
Mail Communications Group, Inc.
A provider of mail processing and handling services, lettershop services, and commercial printing services.
Limited Liability Company Unit	24,109 uts.	*	314,464	513,843
Warrant, exercisable until 2017, to purchase
common stock at $.01 per share (B)	3,375 shs.	05/04/07	43,031	71,933
* 05/04/07 and 01/02/08.			357,495	585,776

Manhattan Beachwear Holding Company
A designer and distributor of women’s swimwear.
12.5% Senior Subordinated Note due 01/15/2018	$1,259,914	01/15/10	1,181,462	1,259,914
15% Senior Subordinated Note due 01/15/2018	$343,611	10/05/10	340,369	343,611
Common Stock (B)	106 shs.	10/05/10	106,200	124,422
Common Stock Class B (B)	353 shs.	01/15/10	352,941	413,497
Warrant, exercisable until 2019, to purchase
common stock at $.01 per share (B)	312 shs.	10/05/10	283,738	365,943
			2,264,710	2,507,387
MedSystems Holdings LLC
A manufacturer of enteral feeding products, such as feeding tubes and other products related to assisted feeding.
Preferred Unit (B)	126 uts.	08/29/08	87,177	164,783
Common Unit Class A (B)	1,268 uts.	08/29/08	1,268	194,274
Common Unit Class B (B)	497 uts.	08/29/08	120,064	76,213
			208,509	435,270

Babson Capital Corporate Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
March 31, 2015
(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Merex Holding Corporation
A provider of after-market spare parts and components, as well as Maintenance, Repair and Overhaul services for “out of production” or “legacy” aerospace and defense systems that are no longer effectively supported by the original equipment manufacturers.

14% Senior Subordinated Note due 10/30/2019	$1,362,886	09/22/11	$1,346,552	$1,333,260
Limited Liability Company Unit Series A	684 uts.	05/07/14	44,281	36,220
Limited Liability Company Unit Series B (B)	467,833 uts.	09/22/11	467,833	496,942
			1,858,666	1,866,422
MES Partners, Inc.
An industrial service business offering an array of cleaning and environmental services to the Gulf Coast region of the U.S.
12% Senior Subordinated Note due 09/30/2021	$2,206,446	09/30/14	2,164,601	2,237,290
Common Stock Class B (B)	445,455 shs.	09/30/14	445,455	423,182
			2,610,056	2,660,472
MicroGroup, Inc.
A manufacturer of precision parts and assemblies, and a value-added supplier of metal tubing and bars.
7% Senior Subordinated Note due 06/30/2015 (D)	$1,705,152	*	1,635,166	1,541
Preferred Stock Series A (B)	980 shs.	10/10/12	942,054	—
Common Stock (B)	450 shs.	*	450,000	—
Common Stock Series B (B)	1,128 shs.	10/10/12	11	—
Warrant, exercisable until 2015, to purchase
common stock at $.02 per share (B)	164 shs.	*	162,974	—
* 08/12/05 and 09/11/06.			3,190,205	1,541

MNX Holding Company
An international third party logistics company providing customized logistics services to customers across the globe.
14% Senior Subordinated Note due 11/02/2019	$3,035,587	11/02/12	2,991,672	2,944,939
Common Stock (B)	107 shs.	11/02/12	107,143	31,676
			3,098,815	2,976,615
Money Mailer
A leading provider of hyperlocal shared direct mail advertising as well as interactive and online advertising solutions through its nationwide production and distribution network.
Preferred Stock	2,704,364 shs.	12/10/14	2,663,799	2,704,364

Motion Controls Holdings
A manufacturer of high performance mechanical motion control and linkage products.
14.25% Senior Subordinated Note due 08/15/2020	$2,935,729	11/30/10	2,906,841	2,935,729
Limited Liability Company Unit Class B-1 (B)	225,000 uts.	11/30/10	—	239,132
Limited Liability Company Unit Class B-2 (B)	20,403 uts.	11/30/10	—	21,685
			2,906,841	3,196,546
NABCO, Inc.
A producer of explosive containment vessels in the United States.
Common Stock (B)	809 shs.	12/20/12	578,174	399,748

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
March 31, 2015
(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

NetShape Technologies, Inc.
A manufacturer of powder metal and metal injection molded precision components used in industrial, consumer, and other applications.
12% Senior Subordinated Note due 06/10/2020	$1,530,000	02/02/07	$1,528,263	$1,530,000
Limited Partnership Interest of
Saw Mill PCG Partners LLC (B)	2.73% int.	02/01/07	1,110,810	—
Limited Liability Company Unit Class D of
Saw Mill PCG Partners LLC (B)	17 uts.	*	16,759	—
Limited Liability Company Unit Class D-1 of
Saw Mill PCG Partners LLC (B)	229 uts.	09/30/09	228,858	435,241
Limited Liability Company Unit Class D-2 of
Saw Mill PCG Partners LLC (B)	128 uts.	04/29/11	65,256	293,818
Limited Liability Company Unit Class D-3 of
Saw Mill PCG Partners LLC (B)	196 uts.	12/10/14	196,263	207,643
* 12/18/08 and 09/30/09.			3,146,209	2,466,702

Northwest Mailing Services, Inc.
A producer of promotional materials for companies that use direct mail as part of their customer retention and loyalty programs.
Limited Partnership Interest (B)	3,287 uts.	*	328,679	240,778
Warrant, exercisable until 2019, to purchase
common stock at $.01 per share (B)	4,920 shs.	*	492,016	360,433
* 07/09/09 and 08/09/10.			820,695	601,211

O E C Holding Corporation
A provider of elevator maintenance, repair and modernization services.
13% Senior Subordinated Note due 08/23/2018	$1,333,333	06/04/10	1,274,170	1,333,333
Preferred Stock Series A (B)	1,661 shs.	06/04/10	166,062	205,358
Preferred Stock Series B (B)	934 shs.	06/04/10	93,376	—
Common Stock (B)	1,032 shs.	06/04/10	1,032	—
			1,534,640	1,538,691
Pearlman Enterprises, Inc.
A developer and distributor of tools, equipment, and supplies to the natural and engineered stone industry.
Preferred Stock Series A (B)	2,334 shs.	05/22/09	111,508	2,922,214
Preferred Stock Series B (B)	13,334 shs.	05/22/09	547,872	95,441
Common Stock (B)	40,540 shs.	05/22/09	1,877,208	—
			2,536,588	3,017,655

Babson Capital Corporate Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
March 31, 2015
(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Petroplex Inv Holdings LLC
A leading provider of acidizing services to E&P customers in the Permian Basin.
Limited Liability Company Unit	375,000 uts.	11/29/12	$375,000	$449,735

Polytex Holdings LLC
A manufacturer of water based inks and related products serving primarily the wall covering market.
13% Senior Subordinated Note due 01/31/2020	$2,117,447	07/31/14	2,079,024	2,139,394
Limited Liability Company Unit	300,485 uts.	07/31/14	300,485	400,787
			2,379,509	2,540,181
PPC Event Services
A special event equipment rental business.
14% Senior Subordinated Note due 05/20/2020	$2,286,375	11/20/14	2,242,685	2,319,805
Limited Liability Company Unit (B)	7,000 uts.	11/20/14	350,000	344,044
			2,592,685	2,663,849
R A J Manufacturing Holdings LLC
A designer and manufacturer of women’s swimwear sold under a variety of licensed brand names.
8% Senior Subordinated Note due 01/02/2017 (D)	$94,270	01/02/14	410,667	94,270
Limited Liability Company Unit (B)	2,828 uts.	12/15/06	282,810	—
Limited Liability Company Unit Class B Common (B)	10 uts.	01/02/14	414,787	—
Limited Liability Company Unit Class B-1 Preferred (B)	18 uts.	01/02/14	707,024	707,022
Warrant, exercisable until 2017, to purchase
common stock at $.01 per share (B)	3 shs.	12/15/06	131,483	—
			1,946,771	801,292
REVSpring, Inc.
A provider of accounts receivable management and revenue cycle management services to customers in the healthcare, financial and utility industries.
Limited Liability Company Unit Class A (B)	40,643 uts.	*	406,432	538,147
* 10/21/11 and 08/03/12.

Safety Infrastructure Solutions
A provider of trench safety equipment to a diverse customer base across multiple end markets in Texas and the Southwestern United States.
Preferred Stock (B)	6,294 shs.	03/30/12	251,758	323,343
Common Stock (B)	2,949 shs.	03/30/12	29,492	222,125
			281,250	545,468
Signature Systems Holdings Company
A seller and installer of a variety of modular surfaces, industrial matting and related products used for ground protection.
Common Stock (B)	181 shs.	03/15/13	181,221	481,214
Warrant, exercisable until 2023, to purchase
common stock at $.01 per share (B)	74 shs.	03/15/13	67,958	196,580
			249,179	677,794

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
March 31, 2015
(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Smart Source Holdings LLC
A short-term computer rental company.
Limited Liability Company Unit (B)	619 uts.	*	$493,496	$653,299
Warrant, exercisable until 2015, to purchase
common stock at $.01 per share (B)	157 shs.	*	127,437	165,503
* 08/31/07 and 03/06/08.			620,933	818,802

SMB Machinery Holdings, Inc.
A reseller of used, rebuilt and refurbished packaging and processing equipment, primarily serving the bottling and food manufacturing industries.
14% Senior Subordinated Note due 10/18/2019	$1,499,660	10/18/13	1,475,492	1,411,376
Common Stock (B)	1,681 shs.	10/18/13	168,100	55,112
			1,643,592	1,466,488
Spartan Foods Holding Company
A manufacturer of branded pizza crusts and pancakes.
12.25% Senior Subordinated Note due 03/01/2019	$1,143,342	12/15/09	1,050,484	1,143,342
Warrant, exercisable until 2020, to purchase
common stock at $.01 per share (B)	257 shs.	12/15/09	227,109	206,043
			1,277,593	1,349,385
Strahman Holdings Inc.
A manufacturer of industrial valves and wash down equipment for a variety of industries, including chemical, petrochemical, polymer, pharmaceutical, food processing, beverage and mining.
14% Senior Subordinated Note due 06/13/2019	$2,119,565	12/13/13	2,082,218	2,118,236
Preferred Stock A (B)	317,935 shs.	12/13/13	317,935	389,524
			2,400,153	2,507,760
Sundance Investco LLC
A provider of post-production services to producers of movies and television shows.
Limited Liability Company Unit Class A (B)	6,429 uts.	03/31/10	—	—

Sunrise Windows Holding Company
A manufacturer and marketer of premium vinyl windows exclusively selling to the residential remodeling and replacement market.
14% Senior Subordinated Note due 12/14/2017	$3,147,426	12/14/10	3,060,230	3,171,329
14% Senior Subordinated PIK Note due 12/14/2017	$308,431	08/17/12	302,051	308,431
Common Stock (B)	115 shs.	12/14/10	114,504	108,275
Warrant, exercisable until 2020, to purchase
common stock at $.01 per share (B)	112 shs.	12/14/10	111,747	105,675
			3,588,532	3,693,710

Babson Capital Corporate Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
March 31, 2015
(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Synteract Holdings Corporation
A provider of outsourced clinical trial management services to pharmaceutical and biotechnology companies.
14% Senior Subordinated Note due 02/26/2019	$4,107,609	09/02/08	$4,009,669	$4,107,609
Preferred Stock Series D (B)	485 shs.	02/27/13	48,503	—
Redeemable Preferred Stock Series A (B)	1,280 shs.	10/03/08	12,523	—
Warrant, exercisable until 2018, to purchase
common stock at $.01 per share (B)	12,803 shs.	09/02/08	112,693	—
			4,183,388	4,107,609
Torrent Group Holdings, Inc.
A contractor specializing in the sales and installation of engineered drywells for the retention and filtration of stormwater and nuisance water flow.
3% Senior Subordinated Note due 12/31/2018 (D)	$2,006,491	12/05/13	—	1,906,167
15% Senior Subordinated Note due 12/05/2020 (D)	$88,396	12/05/13	414,051	26,519
Warrant, exercisable until 2023, to purchase
common stock at $.01 per share (B)	53,038 shs.	12/05/13	—	—
			414,051	1,932,686
Transpac Holding Company
A designer, importer and wholesaler of home décor and seasonal gift products.
8% Senior Subordinated Note due 10/31/2015 (D)	$1,773,006	10/31/07	1,717,521	—
Common Stock (B)	209 shs.	10/31/07	208,589	—
Warrant, exercisable until 2015, to purchase
common stock at $.01 per share (B)	94 shs.	10/31/07	87,607	—
			2,013,717	—
Tranzonic Holdings LLC
A producer of commercial and industrial supplies, such as safety products, janitorial supplies, work apparel, washroom and restroom supplies and sanitary care products.
14% Senior Subordinated Note due 07/05/2019	$3,058,673	07/05/13	3,011,896	3,089,259
Limited Liability Company Unit Class A (B)	295,455 uts.	07/05/13	295,455	356,484
			3,307,351	3,445,743
Tristar Global Energy Solutions, Inc.
A hydrocarbon and decontamination services provider serving refineries worldwide.
12.5% Senior Subordinated Note due 07/31/2020	$2,259,928	01/23/15	2,214,806	2,255,579

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
March 31, 2015
(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Truck Bodies & Equipment International
A designer and manufacturer of accessories for heavy and medium duty trucks, primarily dump bodies, hoists, various forms of flat-bed bodies, landscape bodies and other accessories.
Preferred Stock Series B (B)	241 shs.	10/20/08	$241,172	$953,375
Common Stock (B)	742 shs.	*	800,860	228,888
Warrant, exercisable until 2017, to purchase
common stock at $.02 per share (B)	153 shs.	*	159,894	47,274
Warrant, exercisable until 2018, to purchase
common stock at $.01 per share (B)	1,054 shs.	10/20/08	—	325,080
* 07/19/05 and 12/22/05.			1,201,926	1,554,617

TruStile Doors, Inc.
A manufacturer and distributor of interior doors.
Limited Liability Company Unit (B)	11,775 uts.	02/28/11	156,250	747,527

Vitex Packaging Group, Inc.
A manufacturer of specialty packaging, primarily envelopes and tags used on tea bags.
Class B Unit (B)	767,881 uts.	10/29/09	348,058	—
Class C Unit (B)	850,000 uts.	10/29/09	780,572	626,705
Limited Liability Company Unit Class A (B)	723,465 uts.	*	433,222	—
Limited Liability Company Unit Class B (B)	182,935 uts.	07/19/04	182,935	—
* 07/19/04 and 10/29/09.			1,744,787	626,705

VP Holding Company
A provider of school transportation services for special-needs and homeless children in Massachusetts.
13% Senior Subordinated Note due 03/31/2021	$1,023,328	03/31/14	1,005,432	1,054,027
Common Stock (B)	7,368 shs.	03/31/14	736,842	833,678
			1,742,274	1,887,705
Wellborn Forest Holding Company
A manufacturer of semi-custom kitchen and bath cabinetry.
8% Senior Subordinated Note due 09/30/2017 (D)	$3,175,092	11/30/06	1,638,669	—
Common Stock (B)	191 shs.	11/30/06	191,250	—
Warrant, exercisable until 2016, to purchase
common stock at $.01 per share (B)	95 shs.	11/30/06	86,493	—
			1,916,412	—
Wheaton Holding Corporation
A distributor and manufacturer of laboratory supply products and packaging.
Preferred Stock Series B (B)	2,109 shs.	06/08/10	210,924	327,059
Common Stock (B)	1,058 shs.	06/08/10	1,058	250,945
			211,982	578,004

Babson Capital Corporate Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
March 31, 2015
(Unaudited)

	Principal Amount,
Corporate Restricted Securities: (A) (Continued)	Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Whitcraft Holdings, Inc.
A leading independent manufacturer of precision formed, machined, and fabricated flight-critical aerospace components.
12% Senior Subordinated Note due 12/16/2018	$2,383,562	12/16/10	$2,267,923	$2,383,562
Common Stock (B)	616 shs.	12/16/10	616,438	317,090
Warrant, exercisable until 2018, to purchase
common stock at $.01 per share (B)	166 shs.	12/16/10	148,003	85,203
			3,032,364	2,785,855
WP Supply Holding Corporation
A distributor of fresh fruits and vegetables to grocery wholesalers and foodservice distributors in the upper Midwest.
14.5% Senior Subordinated Note due 06/12/2020	$2,776,275	11/03/11	2,743,696	2,790,346
Common Stock	4,500 shs.	11/03/11	450,000	502,471
			3,193,696	3,292,817
York Wall Holding Company
A designer, manufacturer and marketer of wall covering products for both residential and commercial wall coverings.
12.5% Senior Subordinated Note due 03/04/2021	$3,131,088	03/04/15	3,069,075	3,150,630
Common Stock (B)	3,723 shs.	03/04/15	372,300	353,685
			3,441,375	3,504,315

Total Private Placement Investments (E)			$187,819,961	$192,356,537

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
March 31, 2015
(Unaudited)

	Interest	Due	Principal		Market
Corporate Restricted Securities: (A) (Continued)	Rate	Date	Amount	Cost	Value

Rule 144A Securities - 20.80%:

Bonds - 20.75%
Acadia HealthCare Company Inc.	5.625%	02/15/23	$640,000	$640,000	$651,200
Alliant Techsystems Inc.	5.250	10/01/21	1,000,000	1,000,000	1,015,000
Altice S.A.	7.750	05/15/22	1,000,000	1,000,000	1,016,875
Amsted Industries	5.375	09/15/24	520,000	520,000	520,000
Ashtead Group plc	6.500	07/15/22	385,000	405,278	410,025
Audatex North America, Inc.	6.125	11/01/23	437,000	456,025	462,128
Belden Inc.	5.250	07/15/24	410,000	410,000	413,075
Beverage Packaging Holdings	6.000	06/15/17	730,000	730,000	731,825
Brunswick Corporation	4.625	05/15/21	400,000	402,989	403,000
California Resources Corporation	6.000	11/15/24	970,000	970,000	851,175
CITGO Petroleum Corporation	6.250	08/15/22	925,000	925,000	897,250
Commscope Holdings Inc.	6.625	06/01/20	500,000	500,995	512,500
Consolidated Energy Finance S.A.	6.750	10/15/19	947,000	937,538	954,102
Cornerstone Chemical Company	9.375	03/15/18	750,000	763,274	776,250
Coveris Holdings S.A.	7.875	11/01/19	1,000,000	1,000,000	1,022,500
CTP Transportation Products, LLC	8.250	12/15/19	635,000	635,000	654,050
Dean Foods	6.500	03/15/23	663,000	663,000	666,315
Endo Finance LLC	5.375	01/31/23	1,000,000	981,204	997,500
Family Tree Escrow, LLC	5.750	03/01/23	315,000	315,000	331,537
Forest Laboratories, Inc.	4.875	02/15/21	1,000,000	1,000,000	1,102,455
Forest Laboratories, Inc.	5.000	12/15/21	775,000	775,000	861,764
Harron Communications, L.P.	9.125	04/01/20	500,000	542,913	547,500
HD Supply, Inc.	5.250	12/15/21	265,000	265,000	272,950
Hilcorp Energy Company	5.000	12/01/24	500,000	500,000	470,000
H.J. Heinz Company	4.875	02/15/25	1,000,000	1,000,000	1,083,750
Hovnanian Enterprises, Inc.	7.250	10/15/20	1,000,000	1,000,000	1,050,000
Hub International Ltd.	7.875	10/01/21	1,000,000	1,000,000	1,025,000
Huntington Ingalls Industries	5.000	12/15/21	1,000,000	1,000,000	1,042,500
INEOS Group Holdings PLC	5.875	02/01/19	485,000	485,000	479,544
International Automotive Component	9.125	06/01/18	1,000,000	966,847	1,016,250
International Wire Group	8.500	10/15/17	500,000	525,000	517,500
J.B. Poindexter Co., Inc.	9.000	04/01/22	1,000,000	1,045,483	1,085,000
JBS USA Holdings, Inc.	7.750	10/28/20	750,000	785,145	793,125
Jupiter Resources Inc.	8.500	10/01/22	1,000,000	951,063	820,000

Babson Capital Corporate Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
March 31, 2015
(Unaudited)

	Interest	Due	Principal		Market
Corporate Restricted Securities: (A) (Continued)	Rate	Date	Amount	Cost	Value

Jurassic Holdings III Inc	6.875%	02/15/21	$1,000,000	$1,008,447	$870,000
KeHE Distributors, LLC	7.625	08/15/21	1,000,000	1,060,112	1,061,250
Kenan Advantage Group, Inc.	8.375	12/15/18	1,000,000	1,030,605	1,040,000
Kindred Escrow Corp. II	8.750	01/15/23	1,000,000	1,000,000	1,095,000
LBC Tank Terminals Holding Netherlands B.V.	6.875	05/15/23	1,315,000	1,352,326	1,344,588
Mallinckrodt PLC	5.750	08/01/22	1,000,000	1,000,000	1,032,500
MEG Energy Corporation	7.000	03/31/24	1,000,000	1,000,000	942,500
Memorial Production Partners L.P	6.875	08/01/22	1,000,000	985,219	885,000
Micron Technology, Inc.	5.250	08/01/23	1,000,000	1,000,000	1,017,500
Milacron Financial	7.750	02/15/21	500,000	500,000	517,500
Moog Inc.	5.250	12/01/22	511,000	511,000	526,330
Murray Energy Corporation	9.500	12/05/20	1,000,000	1,092,276	1,120,000
Mustang Merger Corporation	8.500	08/15/21	1,000,000	997,821	1,012,500
Netflix, Inc.	5.500	02/15/22	605,000	605,000	618,613
NXP BV/NXP Funding LLC	3.750	06/01/18	1,500,000	1,500,000	1,530,000
Onex Corporation	8.500	10/01/22	352,000	352,000	332,640
OpenText Corporation	5.625	01/15/23	776,000	776,000	805,100
Paperworks Industries, Inc.	9.500	08/15/19	1,000,000	1,021,284	1,025,000
Paragon Offshore plc.	6.750	07/15/22	1,000,000	322,909	330,000
Pinnacle Operating Corporation	9.000	11/15/20	1,000,000	1,039,933	1,010,000
Prestige Brands Holdings, Inc.	5.375	12/15/21	1,350,000	1,350,000	1,366,875
Rite Aid Corporation	6.125	04/01/23	744,000	744,000	762,600
Roofing Supply	10.000	06/01/20	754,000	836,424	737,035
Safway Group Holding LLC/Finance Corporation	7.000	05/15/18	500,000	500,000	495,000
Sirius XM Radio Inc.	5.875	10/01/20	750,000	750,000	781,875
Sirius XM Radio Inc.	5.375	04/15/25	250,000	250,000	251,250
Sunoco LP	6.375	04/01/23	1,000,000	1,000,000	1,030,000
Surgical Care Affiliates, Inc.	6.000	04/01/23	918,000	918,000	924,885
Teine Energy Ltd.	6.875	09/30/22	900,000	893,173	819,000
Topaz Marine S.A.	8.625	11/01/18	1,000,000	1,000,000	880,040
Townsquare Radio, LLC	9.000	04/01/19	1,000,000	1,069,776	1,065,860
Unitymedia KabelBW GmbH	6.125	01/15/25	1,000,000	1,000,000	1,057,500
Univision Communications, Inc.	5.125	05/15/23	325,000	325,000	329,875
UPCB Finance IV Limited	5.375	01/15/25	425,000	425,000	425,000
Valeant Pharmaceuticals International	7.000	10/01/20	880,000	881,285	918,500
VRX Escrow Corp.	6.125	04/15/25	782,000	782,000	809,370

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
March 31, 2015
(Unaudited)

			Shares or
Corporate Restricted Securities: (A) (Continued)	Interest	Due	Principal		Market
	Rate	Date	Amount	Cost	Value

Watco Companies, L.L.C.	6.375%	04/01/23	$1,000,000	$1,000,000	$1,000,000
Welltec A/S	8.000	02/01/19	750,000	740,360	705,000
West Corporation	5.375	07/15/22	1,000,000	981,363	977,500
Woodside Homes Company, LLC	6.750	12/15/21	1,000,000	1,002,242	957,500
XPO Logistics, Inc.	7.875	09/01/19	933,000	958,985	987,814
Total Bonds				60,659,294	60,852,145

Convertible Preferred Stock - 0.00%
ETEX Corporation (B)			777	—	—
Total Convertible Preferred Stock				—	—

Preferred Stock - 0.05%
Ally Financial, Inc.			143	$45,009	$146,061
TherOX, Inc. (B)			103	—	—
Total Preferred Stock				45,009	146,061

Common Stock - 0.00%
Touchstone Health Partnership (B)			1,168	—	—
Total Common Stock				—	—

Total Rule 144A Securities				60,704,303	60,998,206

Total Corporate Restricted Securities				$248,524,264	$253,354,743

Babson Capital Corporate Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
March 31, 2015
(Unaudited)

	Interest	Due	Principal		Market
Corporate Public Securities -18.73%: (A)	Rate	Date	Amount	Cost	Value

Bank Loans - 0.73%
American Energy - Marcellus, LLC	8.500%	07/09/21	$209,882	$207,020	$154,089
Aquilex Holdings LLC	5.000	12/31/20	294,197	293,587	290,520
Caelus Energy Alaska, LLC	8.750	04/15/20	1,000,000	991,212	791,670
Synarc-BioCore Holdings, LLC	9.250	03/04/22	1,000,000	991,283	910,000
Total Bank Loans				2,483,102	2,146,279

Bonds - 17.64%
AAR Corporation	7.250%	01/15/22	$2,000,000	$2,102,110	$2,270,000
Accuride Corp	9.500	08/01/18	1,500,000	1,526,235	1,563,750
ADT Corporation	6.250	10/15/21	1,000,000	1,032,399	1,065,000
Ally Financial, Inc.	5.500	02/15/17	1,500,000	1,514,571	1,560,000
Alta Mesa Financial Services	9.625	10/15/18	767,000	762,226	582,920
American Axle & Manufacturing, Inc.	5.125	02/15/19	240,000	240,000	247,200
Anixter, Inc.	5.125	10/01/21	421,000	421,000	432,577
Antero Resources Corporation	5.375	11/01/21	800,000	800,000	776,000
Avis Budget Car Rental	9.750	03/15/20	750,000	750,000	817,050
Bonanza Creek Energy, Inc.	5.750	02/01/23	1,000,000	1,000,000	920,000
Calpine Corporation	5.750	01/15/25	700,000	700,000	705,250
Calumet Specialty Products Partners L.P.	7.625	01/15/22	1,000,000	1,004,486	1,010,000
CCO Holdings Capital Corporation	7.250	10/30/17	750,000	758,880	781,875
Chrysler Group, LLC	8.000	06/15/19	415,000	442,780	435,230
Chrysler Group, LLC	8.250	06/15/21	415,000	453,026	460,280
Cimarex Energy Co.	5.875	05/01/22	1,000,000	1,066,282	1,065,000
CIT Group Inc.	3.875	02/19/19	1,000,000	1,000,000	990,000
Clearwater Paper Corporation	4.500	02/01/23	750,000	743,756	738,750
Commercial Metals Company	4.875	05/15/23	1,500,000	1,502,672	1,417,500
Commercial Vehicle Group Inc.	7.875	04/15/19	989,000	1,011,404	1,026,087
CVR Refining LLC	6.500	11/01/22	650,000	630,209	650,000
Dana Holding Corporation	5.500	12/15/24	551,000	551,000	567,530
D.R. Horton, Inc.	4.000	02/15/20	1,000,000	1,000,000	1,014,000
Ferrellgas Partners, L.P	6.750	01/15/22	465,000	465,000	473,091
First Data Corporation	11.750	08/15/21	650,000	650,000	751,562
Forum Energy Technologies	6.250	10/01/21	325,000	325,000	304,688
HCA Holdings, Inc.	3.750	03/15/19	1,000,000	1,000,000	1,013,440
Headwaters, Inc.	7.625	04/01/19	850,000	850,140	885,445
HealthSouth Corporation	5.750	11/01/24	393,000	400,754	408,720
Hilton Worldwide Holdings, LLC	5.625	10/15/21	1,000,000	1,000,000	1,052,500
Hornbeck Offshore Services, Inc.	5.000	03/01/21	500,000	500,000	397,500

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
March 31, 2015
(Unaudited)

	Interest	Due	Principal		Market
Corporate Public Securities: (A) (Continued)	Rate	Date	Amount	Cost	Value

Huntington Ingalls Industries	7.125%	03/15/21	$750,000	$772,028	$806,250
Icahn Enterprises L.P.	4.875	03/15/19	970,000	970,000	988,188
Icahn Enterprises L.P.	6.000	08/01/20	1,150,000	1,169,364	1,194,620
Lamar Media Corp.	5.375	01/15/24	320,000	320,000	333,600
Lear Corporation	4.750	01/15/23	750,000	736,378	753,750
Lennar Corporation	4.500	11/15/19	250,000	250,602	256,875
Lennar Corporation	4.750	11/15/22	750,000	740,274	763,125
Magnum Hunter Resources, Corp.	9.750	05/15/20	1,500,000	1,559,142	1,335,000
MarkWest Energy Partners, L.P.	4.875	12/01/24	1,000,000	1,000,000	1,022,400
Meritor, Inc.	6.750	06/15/21	1,000,000	1,000,000	1,035,000
Meritor, Inc.	7.875	03/01/26	669,000	663,403	999,737
Nielsen Finance LLC	4.500	10/01/20	1,000,000	1,000,000	1,017,500
NRG Energy, Inc.	6.250	07/15/22	1,000,000	1,000,000	1,027,500
Oasis Petroleum Inc.	6.875	03/15/22	1,000,000	1,000,000	975,000
Omnova Solutions, Inc.	7.875	11/01/18	1,200,000	1,214,840	1,218,000
Perry Ellis International, Inc.	7.875	04/01/19	750,000	745,029	774,375
Ply Gem Industries, Inc.	6.500	02/01/22	1,000,000	935,956	950,000
Precision Drilling Corporation	6.625	11/15/20	750,000	767,054	706,875
Regency Energy Partners LP	5.875	03/01/22	835,000	822,759	905,975
Rosetta Resources Inc.	5.875	06/01/22	1,000,000	1,000,000	942,500
Select Medical Corporation	6.375	06/01/21	650,000	658,563	643,094
Sprint Corporation	7.125	06/15/24	315,000	315,000	307,125
Stone Energy Corporation	7.500	11/15/22	1,000,000	1,026,592	905,000
Suburban Propane Partners, L.P.	5.750	03/01/25	1,000,000	1,000,000	1,020,000
T-Mobile USA Inc.	6.375	03/01/25	1,000,000	1,000,000	1,031,900
Tronox Finance LLC	6.375	08/15/20	750,000	735,449	733,125
William Lyon Homes	7.000	08/15/22	1,000,000	1,000,000	1,031,250
WPX Energy, Inc.	5.250	09/15/24	925,000	925,000	813,538
Xerium Technologies, Inc.	8.875	06/15/18	831,000	861,059	858,008
Total Bonds				51,392,422	51,732,255

Babson Capital Corporate Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
March 31, 2015
(Unaudited)

					Market
Corporate Public Securities: (A) (Continued)			Shares	Cost	Value

Common Stock - 0.36%
Chase Packaging Corporation			9,541	$—	$668
Nortek, Inc.			175	1	15,444
Supreme Industries, Inc. (B)			131,371	267,319	1,019,439
Total Common Stock				267,320	1,035,551

Total Corporate Public Securities				$54,142,844	$54,914,085

	Interest	Due	Principal		Market
Short-Term Securities:	Rate/Yield^	Date	Amount	Cost	Value

Commercial Paper - 1.19%
National Fuel Gas Co. (NJ)	0.550%	04/06/15	3,500,000	$3,499,733	$3,499,733
Total Short-Term Securities				$3,499,733	$3,499,733

Total Investments	106.31%			$306,166,841	$311,768,561
Other Assets	5.88				17,248,835
Liabilities	(12.19)				(35,761,960)
Total Net Assets	100.00%				$293,255,436

(A)	In each of the convertible note, warrant, convertible preferred and common stock investments, the issuer has agreed to provide certain registration rights.
(B)	Non-income producing security.
(C)	Security valued at fair value using methods determined in good faith by or under the direction of the Board of Trustees.
(D)	Defaulted security; interest not accrued.
(E)	Illiquid securities. As of March 31, 2015, the value of these securities amounted to $192,356,537, or 65.59% of net assets.
(F)	Security valued at fair value using methods determined in good faith by or under the direction of the Board of Trustees.
^	Effective yield at purchase
PIK -	Payment-in-kind

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
March 31, 2015
(Unaudited)

	Fair Value/		Fair Value/
Industry Classification:	Market Value		Market Value

AEROSPACE - 2.89%		BROADCASTING & ENTERTAINMENT - 1.76%
AAR Corporation	$2,270,000	HOP Entertainment LLC	$—
Alliant Techsystems Inc.	1,015,000	Lamar Media Corp.	333,600
Merex Holding Corporation	1,866,422	Money Mailer	2,704,364
Moog Inc.	526,330	Sundance Investco LLC	—
Whitcraft Holdings, Inc.	2,785,855	Townsquare Radio, LLC	1,065,860
	8,463,607	Unitymedia KabelBW GmbH	1,057,500
AUTOMOBILE - 7.76%			5,161,324
Accuride Corp	1,563,750	BUILDINGS & REAL ESTATE - 4.44%
American Axle & Manufacturing, Inc.	247,200	ACP Cascade Holdings LLC	—
Avis Budget Car Rental	817,050	D.R. Horton, Inc.	1,014,000
CG Holdings Manufacturing Company	4,125,908	Hovnanian Enterprises, Inc.	1,050,000
Chrysler Group, LLC	895,510	Lennar Corporation	1,020,000
Commercial Vehicle Group Inc.	1,026,087	Pearlman Enterprises, Inc.	3,017,655
Dana Holding Corporation	567,530	Safway Group Holding LLC/Finance Corporation	495,000
DPL Holding Corporation	4,345,941	Sunrise Windows Holding Company	3,693,710
Grakon Parent	3,546,377	TruStile Doors, Inc.	747,527
Ideal Tridon Holdings, Inc.	562,601	William Lyon Homes	1,031,250
International Automotive Component	1,016,250	Woodside Homes Company, LLC	957,500
J A C Holding Enterprises, Inc.	781,484		13,026,642
K & N Parent, Inc.	477,422	CHEMICAL, PLASTICS & RUBBER - 3.15%
Lear Corporation	753,750	Compass Chemical International LLC	3,498,843
Meritor, Inc.	2,034,737	Cornerstone Chemical Company	776,250
	22,761,597	INEOS Group Holdings PLC	479,544
BEVERAGE, DRUG & FOOD - 6.90%		Omnova Solutions, Inc.	1,218,000
1492 Acquisition LLC	1,813,287	Polytex Holdings LLC	2,540,181
Dean Foods	666,315	Tronox Finance LLC	733,125
Eatem Holding Company	937,678		9,245,943
F F C Holding Corporation	644,810	CONSUMER PRODUCTS - 12.16%
GenNx Novel Holding, Inc.	3,435,149	AMS Holding LLC	826,455
Golden County Foods Holding, Inc.	—	Animal Supply Company	3,447,033
H.J. Heinz Company	1,083,750	Bravo Sports Holding Corporation	2,281,593
Hospitality Mints Holding Company	2,266,911	Clearwater Paper Corporation	738,750
Impact Confections	2,516,434	Custom Engineered Wheels, Inc.	589,784
JBS USA Holdings, Inc.	793,125	gloProfessional Holdings, Inc.	3,242,508
JMH Investors LLC	2,648,098	GTI Holding Company	1,713,645
KeHE Distributors, LLC	1,061,250	Handi Quilter Holding Company	3,555,210
Pinnacle Operating Corporation	1,010,000	HHI Group, LLC	3,285,565
Spartan Foods Holding Company	1,349,385	K N B Holdings Corporation	174,962
	20,226,192	Manhattan Beachwear Holding Company	2,507,387

See Notes to Consolidated Financial Statements

Babson Capital Corporate Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
March 31, 2015
(Unaudited)

	Fair Value/		Fair Value/
Industry Classification: (Continued)	Market Value		Market Value

Micron Technology, Inc.	$1,017,500	Nortek, Inc.	$15,444
NXP BV/NXP Funding LLC	1,530,000	O E C Holding Corporation	1,538,691
Perry Ellis International, Inc.	774,375	Ply Gem Industries, Inc.	950,000
Prestige Brands Holdings, Inc.	1,366,875	Strahman Holdings Inc	2,507,760
R A J Manufacturing Holdings LLC	801,292	Truck Bodies & Equipment International	1,554,617
Tranzonic Holdings LLC	3,445,743		29,105,254
Xerium Technologies, Inc.	858,008	DIVERSIFIED/CONGLOMERATE, SERVICE - 8.78%
York Wall Holding Company	3,504,315	A S C Group, Inc.	2,867,448
	35,661,000	A W X Holdings Corporation	367,500
CONTAINERS, PACKAGING & GLASS - 1.66%		ADT Corporation	1,065,000
Beverage Packaging Holdings	731,825	Advanced Technologies Holdings	1,033,525
Coveris Holdings S.A.	1,022,500	AFC - Dell Holding Corporation	2,612,643
Chase Packaging Corporation	668	Church Services Holding Company	1,651,579
Paperworks Industries, Inc.	1,025,000	Clough, Harbour and Associates	729,198
SMB Machinery Holdings, Inc.	1,466,488	Crane Rental Corporation	1,692,854
Vitex Packaging Group, Inc.	626,705	EPM Holding Company	1,377,286
	4,873,186	Hilton Worldwide Holdings, LLC	1,052,500
DISTRIBUTION - 3.97%		Hub International Ltd.	1,025,000
ARI Holding Corporation	4,449,201	HVAC Holdings, Inc.	3,300,265
Blue Wave Products, Inc.	1,783,507	Insurance Claims Management, Inc.	462,168
BP SCI LLC	1,155,655	Mail Communications Group, Inc.	585,776
HD Supply, Inc.	272,950	Northwest Mailing Services, Inc.	601,211
Signature Systems Holdings Company	677,794	Onex Corporation	332,640
WP Supply Holding Corporation	3,292,817	PPC Event Services	2,663,849
	11,631,924	Roofing Supply	737,035
DIVERSIFIED/CONGLOMERATE, MANUFACTURING - 9.92%		Safety Infrastructure Solutions	545,468
Advanced Manufacturing Enterprises LLC	3,232,667	Sirius XM Radio Inc.	1,033,125
Amsted Industries	520,000		25,736,070
Arrow Tru-Line Holdings, Inc.	352,217	ELECTRONICS - 1.04%
Brunswick Corporation	403,000	Anixter, Inc.	432,577
CTP Transportation Products, LLC	654,050	Belden Inc.	413,075
Dunn Paper	3,499,258	Connecticut Electric, Inc.	1,698,750
F G I Equity LLC	1,500,189	International Wire Group	517,500
G C Holdings	402,384		3,061,902
Hartland Controls Holding Corporation	3,142,661	FINANCIAL SERVICES - 3.80%
Hi-Rel Group LLC	2,198,768	Ally Financial, Inc.	1,706,061
Janus Group Holdings LLC	3,685,376	Alta Mesa Financial Services	582,920
J.B. Poindexter Co., Inc.	1,085,000	Ashtead Group plc	410,025
K P I Holdings, Inc.	850,672	CIT Group Inc.	990,000
Mustang Merger Corporation	1,012,500	Consolidated Energy Finance S.A.	954,102

See Notes to Consolidated Financial Statements

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
March 31, 2015
(Unaudited)

	Fair Value/		Fair Value
Industry Classification: (Continued)	Market Value		Market Value

Harron Communications, L.P.	$547,500	M V I Holding, Inc.	$—
Icahn Enterprises L.P.	2,182,808	NetShape Technologies, Inc.	2,466,702
Jurassic Holdings III Inc	870,000	Supreme Industries, Inc.	1,019,439
LBC Tank Terminals Holding Netherlands B.V.	1,344,588	Welltec A/S	705,000
Nielsen Finance LLC	1,017,500		12,934,414
REVSpring, Inc.	538,147	MEDICAL DEVICES/BIOTECH - 0.50%
	11,143,651	ETEX Corporation	—
HEALTHCARE, EDUCATION & CHILDCARE - 7.29%		Mallinckrodt PLC	1,032,500
Acadia HealthCare Company Inc.	651,200	MedSystems Holdings LLC	435,270
American Hospice Management Holding LLC	2,492,493	MicroGroup, Inc.	1,541
CHG Alternative Education Holding Company	3,166,736	TherOX, Inc.	—
ECG Consulting Group	2,797,821		1,469,311
ERG Holding Company LLC	2,076,450	MINING, STEEL, IRON & NON-PRECIOUS
GD Dental Services LLC	284,169	METALS - 0.86%
Healthcare Direct Holding Company	226,079	Commercial Metals Company	1,417,500
HealthSouth Corporation	408,720	Murray Energy Corporation	1,120,000
HCA Holdings, Inc.	1,013,440		2,537,500
Kindred Escrow Corp. II	1,095,000	NATURAL RESOURCES - 0.57%
Select Medical Corporation	643,094	Caelus Energy Alaska, LLC	791,670
Surgical Care Affiliates, Inc.	924,885	Headwaters, Inc.	885,445
Synarc-BioCore Holdings, LLC	910,000		1,677,115
Synteract Holdings Corporation	4,107,609	OIL & GAS - 9.45%
Touchstone Health Partnership	—	American Energy - Marcellus, LLC	154,089
Wheaton Holding Corporation	578,004	Antero Resources Corporation	776,000
	21,375,700	Avantech Testing Services LLC	1,567,221
HOME & OFFICE FURNISHINGS, HOUSEWARES		Bonanza Creek Energy, Inc.	920,000
& DURABLE CONSUMER PRODUCTS - 1.21%		California Resources Corporation	851,175
Airxcel Holdings	3,562,090	Calumet Specialty Products Partners L.P.	1,010,000
Transpac Holding Company	—	Cimarex Energy Co.	1,065,000
Wellborn Forest Holding Company	—	CITGO Petroleum Corporation	897,250
	3,562,090	CVR Refining LLC	650,000
LEISURE, AMUSEMENT & ENTERTAINMENT - 1.10%		Forum Energy Technologies	304,688
CTM Holding, Inc.	3,213,001	Hilcorp Energy Company	470,000
		Hornbeck Offshore Services, Inc.	397,500
MACHINERY - 4.41%		Jupiter Resources Inc.	820,000
ABC Industries, Inc.	1,193,390	Magnum Hunter Resources, Corp.	1,335,000
Arch Global Precision LLC	3,177,039	MarkWest Energy Partners, L.P.	1,022,400
E S P Holdco, Inc.	658,798	MEG Energy Corporation	942,500
Milacron Financial	517,500	Memorial Production Partners L.P	885,000
Motion Controls Holdings	3,196,546

See Notes to Consolidated Financial Statements

Babson Capital Corporate Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
March 31, 2015
(Unaudited)

	Fair Value/		Fair Value
Industry Classification: (Continued)	Market Value		Market Value

National Fuel Gas Co. (NJ)	$3,499,733	TELECOMMUNICATIONS - 1.84%
Oasis Petroleum Inc.	975,000	Altice S.A.	$1,016,875
Paragon Offshore plc.	330,000	CCO Holdings Capital Corporation	781,875
Petroplex Inv Holdings LLC	449,735	Commscope Holdings Inc.	512,500
Precision Drilling Corporation	706,875	Sprint Corporation	307,125
Regency Energy Partners LP	905,975	T-Mobile USA Inc.	1,031,900
Rosetta Resources Inc.	942,500	Univision Communications, Inc.	329,875
Stone Energy Corporation	905,000	UPCB Finance IV Limited	425,000
Sunoco LP	1,030,000	West Corporation	977,500
Teine Energy Ltd.	819,000		5,382,650
Tristar Global Energy Solutions, Inc.	2,255,579	TRANSPORTATION - 3.76%
WPX Energy, Inc.	813,538	Huntington Ingalls Industries	1,848,750
	27,700,758	Kenan Advantage Group, Inc.	1,040,000
PHARMACEUTICALS - 2.77%		MNX Holding Company	2,976,615
Clarion Brands Holding Corp.	3,447,608	NABCO, Inc.	399,748
Endo Finance LLC	997,500	Topaz Marine S.A.	880,040
Forest Laboratories, Inc.	1,964,219	VP Holding Company	1,887,705
Valeant Pharmaceuticals International	918,500	Watco Companies, L.L.C.	1,000,000
VRX Escrow Corp.	809,370	XPO Logistics, Inc.	987,814
	8,137,197		11,020,672
RETAIL STORES - 0.88%		UTILITIES - 0.59%
Family Tree Escrow, LLC	331,537	Calpine Corporation	705,250
Ferrellgas Partners, L.P	473,091	NRG Energy, Inc.	1,027,500
Rite Aid Corporation	762,600		1,732,750
Suburban Propane Partners, L.P.	1,020,000	WASTE MANAGEMENT/POLLUTION - 1.67%
	2,587,228	Aquilex Holdings LLC	290,520
TECHNOLOGY - 1.18%		MES Partners, Inc.	2,660,472
Audatex North America, Inc.	462,128	Torrent Group Holdings, Inc.	1,932,686
First Data Corporation	751,562		4,883,678
Netflix, Inc.	618,613
OpenText Corporation	805,100	Total Investments - 106.31%	$311,768,561
Smart Source Holdings LLC	818,802
	3,456,205

See Notes to Consolidated Financial Statements

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(Unaudited)

1.   History
Babson Capital Corporate Investors (the “Trust”) commenced operations in 1971 as a Delaware corporation. Pursuant to an Agreement and Plan of Reorganization dated November 14, 1985, approved by shareholders, the Trust was reorganized as a Massachusetts business trust under the laws of the Commonwealth of Massachusetts, effective November 28, 1985.

The Trust is a diversified closed-end management investment company. Babson Capital Management LLC (“Babson Capital”), a wholly-owned indirect subsidiary of Massachusetts Mutual Life Insurance Company (“MassMutual”), acts as its investment adviser. The Trust’s investment objective is to maintain a portfolio of securities providing a fixed yield and at the same time offering an opportunity for capital gains. The Trust’s principal investments are privately placed, below-investment grade, long-term debt obligations. Such direct placement securities may, in some cases, be accompanied by equity features such as common stock, warrants, conversion rights, or other equity features and, occasionally, preferred stocks. The Trust typically purchases these investments, which are not publicly tradable, directly from their issuers in private placement transactions. These investments are typically mezzanine debt instruments with accompanying private equity securities made to small or middle market companies. In addition, the Trust may invest, subject to certain limitations, in marketable investment grade debt securities (including high yield securities), other marketable debt and marketable common stocks. Below-investment grade or high yield securities have predominantly speculative characteristics with respect to the capacity of the issuer to pay interest and repay capital.

On January 27, 1998, the Board of Trustees authorized the formation of a wholly-owned subsidiary of the Trust (“CI Subsidiary Trust”) for the purpose of holding certain investments. The results of CI Subsidiary Trust are consolidated in the accompanying financial statements. Footnote 2.D below discusses the Federal tax consequences of the CI Subsidiary Trust.

2.   Significant Accounting Policies
The following is a summary of significant accounting policies followed consistently by the Trust in the preparation of its consolidated financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

The Trustees have determined that the Trust is an investment company in accordance with Accounting Standards Codification (“ASC”) 946, Financial Services - Investment Companies, for the purpose of financial reporting.

A.  Fair Value Measurements:
Under U.S. GAAP, fair value represents the price that should be received to sell an asset (exit price) in an orderly transaction between willing market participants at the measurement date.

Determination of Fair Value
The determination of the fair value of the Trust’s investments is the responsibility of the Trust’s Board of Trustees (the “Trustees”). The Trustees have adopted procedures for the valuation of the Trust’s securities and has delegated responsibility for applying those procedures to Babson Capital. Babson Capital has established a Pricing Committee which is responsible for setting the guidelines used in following the procedures adopted by the Trustees and ensuring that those guidelines are being followed. Babson Capital considers all relevant factors that are reasonably available, through either public information or information directly available to Babson Capital, when determining the fair value of a security. The Trustees meet at least once each quarter to approve the value of the Trust’s portfolio securities as of the close of business on the last business day of the preceding quarter. This valuation requires the approval of a majority of the Trustees of the Trust, including a majority of the Trustees who are not interested persons of the Trust or of Babson Capital. In approving valuations, the Trustees will consider reports by Babson Capital analyzing each portfolio security in accordance with the procedures and guidelines referred to above, which include the relevant factors referred to below. Babson Capital has agreed to provide such reports to the Trust at least quarterly. The consolidated financial statements include private placement restricted securities valued at $192,356,537 (65.59% of net assets) as of March 31, 2015 whose values have been estimated by the Trustees based on the process described above in the absence of readily ascertainable market values. Due to the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the securities existed, and the differences could be material.

Following is a description of valuation methodologies used for assets recorded at fair value.

Corporate Public Securities – Corporate Bonds, Preferred Stocks and Common Stocks
The Trust uses external independent third-party pricing services to determine the fair values of its Corporate Public Securities. At March 31, 2015, 100% of the carrying value of these investments was from external pricing services. In the event that the primary pricing service does not provide a price, the Trust utilizes the pricing provided by a secondary pricing service.

Public debt securities generally trade in the over-the-counter market rather than on a securities exchange. The Trust’s pricing services use multiple valuation techniques to determine fair value. In instances where significant market activity exists, the pricing services may utilize a market based approach through which quotes from market makers are used to determine fair value. In instances where significant market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, option adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal underlying prepayments, collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value.

Babson Capital Corporate Investors

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)
(Unaudited)

The Trust’s investments in bank loans are normally valued at the bid quotation obtained from dealers in loans by an independent pricing service in accordance with the Trust’s valuation policies and procedures approved by the Trustees.

Public equity securities listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sales price of that day.

Annually, Babson Capital conducts reviews of the primary pricing vendors to validate that the inputs used in that vendors’ pricing process are deemed to be market observable as defined in the standard. While Babson Capital is not provided access to proprietary models of the vendors, the reviews have included on-site walk-throughs of the pricing process, methodologies and control procedures for each asset class and level for which prices are provided. The review also includes an examination of the underlying inputs and assumptions for a sample of individual securities across asset classes, credit rating levels and various durations, a process Babson Capital continues to perform annually. In addition, the pricing vendors have an established challenge process in place for all security valuations, which facilitates identification and resolution of prices that fall outside expected ranges. Babson Capital believes that the prices received from the pricing vendors are representative of prices that would be received to sell the assets at the measurement date (exit prices) and are classified appropriately in the hierarchy.

To estimate a company’s enterprise value, the company’s trailing twelve months earnings before interest, taxes, depreciation and amortization (“EBITDA”) is multiplied by a valuation multiple. A discount for lack of marketability is applied to the end result.

Both the company’s EBITDA and valuation multiple are considered significant unobservable inputs. Significant increases/ (decreases) to the company’s EBITDA and/or valuation multiple would result in significant increases/(decreases) to the equity value. An increase/(decrease) to the discount would result in a (decrease)/increase to the equity value.

Short-Term Securities
Short-term securities, of sufficient credit quality, with more than sixty days to maturity are valued at fair value, using external independent third-party services. Short-term securities having a maturity of sixty days or less are valued at amortized cost, which approximates fair value.

Quantitative Information about Level 3 Fair Value Measurements
The following table represents quantitative information about Level 3 fair value measurements as of March 31, 2015.

Corporate Restricted Securities – Corporate Bonds

The fair value of certain notes is determined using an internal model that discounts the anticipated cash flows of those notes using a specific discount rate. Changes to that discount rate are driven by changes in general interest rates, probabilities of default and credit adjustments. The discount rate used within the models to discount the future anticipated cash flows is considered a significant unobservable input. Significant increases/(decreases) in the discount rate would result in a significant (decrease)/increase to the notes’ fair value.

The fair value of certain distressed notes is based on an enterprise waterfall methodology which is discussed in the equity security valuation section below.

Corporate Restricted Securities – Common Stock, Preferred Stock and Partnerships & LLC’s
The fair value of equity securities is determined using an enterprise waterfall methodology. Under this methodology, the enterprise value of the company is first estimated and that value is then allocated to the company’s outstanding debt and equity securities based on the documented priority of each class of securities in the capital structure. Generally, the waterfall proceeds from senior debt tranches of the capital structure to senior then junior subordinated debt, followed by each class of preferred stock and finally the common stock.
	Valuation	Unobservable		Weighted
	Technique	Inputs	Range	Average
Corporate	Discounted	Discount	8.0% to	12.6%
Bonds	Cash Flows	Rate	18.7%
Equity	Market	Valuation	4.6x to	7.7x
Securities	Approach	Multiple	13.0x
		Discount	0% to 24%	3.2%
		for lack of
		marketability
		EBITDA	$0.8 million to	$20.1
			$142.8 million	million

Fair Values Hierarchy
The Trust categorizes its investments measured at fair value in three levels, based on the inputs and assumptions used to determine fair value. These levels are as follows:

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Trust’s own assumptions in determining the fair value of investments)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)
(Unaudited)

The following is a summary of the inputs used to value the Trust’s net assets as of March 31, 2015:

Assets	Total	Level 1	Level 2	Level 3
Restricted Securities
Corporate Bonds	197,197,867	—	60,852,145	136,345,722
Common Stock - U.S.	17,234,794	—	—	17,234,794
Preferred Stock	14,623,730	—	146,061	14,477,669
Partnerships and LLCs	24,298,352	—	—	24,298,352
Public Securities
Bank Loans	2,146,279	—	2,146,279	—
Corporate Bonds	51,732,255	—	51,732,255	—
Common Stock - U.S.	1,035,551	1,035,551	—	—
Preferred Stock	—	—	—	—
Short-term Securities	3,499,733	—	3,499,733	—
Total	$311,768,561	$1,035,551	$118,376,473	$192,356,537

See information disaggregated by security type and industry classification in the Consolidated Schedule of Investments.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

						Transfers
	Beginning					in and /	Ending
	balance at	Included in				or out of	balance at
Assets	12/31/2014	earnings	Purchases	Sales	Prepayments	Level 3	03/31/2015
Restricted Securities
Corporate Bonds	$131,162,430	$5,594,086	$14,501,524	$(1,465,851)	$(8,378,140)	$—	$137,345,722
Common Stock - U.S.	20,112,954	893,242	370,818	(4,142,220)	—	—	17,234,794
Preferred Stock	12,766,592	1,905,353	(42,984)	(151,292)	—	—	14,477,669
Partnerships and LLCs	22,013,933	2,008,663	701,086	(425,330)	—	—	24,298,352
Public Securities
Common Stock	—	—	—	—	—	—	—
	$185,055,909	$5,333,017	$15,530,444	$(6,184,639)	$(8,378,140)	$—	$192,356,537

There were no transfers into or out of Level 1 or Level 2 assets.

Income, Gains and Losses included in Net Increase in Net Assets resulting from operations for the year are presented in the following accounts on the Statement of Operation:

		Change in Unrealized
	Net Increase in Net	Gains & (Losses) in Net
	Assets Resulting from	Assets from assets still
	Operations	held
Interest (Amortization)	$12,993	$—
Net Realized Gain on
Investments before Taxes	3,600,917	—
Net Change in Unrealized
Depreciation of
Investments Before Taxes	1,603,107	4,963,627

Babson Capital  Corporate  Investors

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)
(Unaudited)

B.  Accounting for Investments:
Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis, including the amortization of premiums and accretion of discounts on bonds held using the yield- to-maturity method. The Trust does not accrue income when payment is delinquent and when management believes payment is questionable.

Realized gains and losses on investment transactions and unrealized appreciation and depreciation of investments are reported for financial statement and Federal income tax purposes on the identified cost method.

C.  Use of Estimates:
The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

D.  Federal Income Taxes:
The Trust has elected to be taxed as a “regulated investment company” under the Internal Revenue Code, and intends to maintain this qualification and to distribute substantially all of its net taxable income to its shareholders. In any year when net long-term capital gains are realized by the Trust, management, after evaluating the prevailing economic conditions, will recommend that the Trustees either designate the net realized long-term gains as undistributed and pay the Federal capital gains taxes thereon or distribute all or a portion of such net gains. For the three months ended March 31, 2015, the Trust did not have any realized taxable long-term capital gains.

The Trust is taxed as a regulated investment company and is therefore limited as to the amount of non-qualified income that it may receive as the result of operating a trade or business, e.g. the Trust’s pro rata share of income allocable to the Trust by a partnership operating company. The Trust’s violation of this limitation could result in the loss of its status as a regulated investment company, thereby subjecting all of its net income and capital gains to corporate taxes prior to distribution to its shareholders. The Trust, from time -to-time, identifies investment opportunities in the securities of entities that could cause such trade or business income to be allocable to the Trust. The CI Subsidiary Trust (described in Footnote 1 above) was formed in order to allow investment in such securities without adversely affecting the Trust’s status as a regulated investment company.

The CI Subsidiary Trust is not taxed as a regulated investment company. Accordingly, prior to the Trust receiving any distributions from the CI Subsidiary Trust, all of the CI Subsidiary Trust’s taxable income and realized gains, including non-qualified income and realized gains, is subject to taxation at prevailing corporate tax rates. As of March 31, 2015, the CI Subsidiary Trust has incurred income tax expense of $24,873.

Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of the existing assets and liabilities and their respective tax basis. As of March 31, 2015, the CI Subsidiary Trust has a deferred tax liability of $1,519,864.

The Trust recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authority’s widely understood administrative practices and precedents. If this threshold is met, the Trust measures the tax benefit as the largest amount of benefit that is greater than fifty percent likely of being realized upon ultimate settlement. The Trust has evaluated and determined that the tax positions did not have a material effect on the Trust’s financial position and results of operations for the three months ended March 31, 2015.

Each of the Trust’s Federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

E. Distributions to Shareholders:
The Trust records distributions to shareholders from net investment income and net realized gains, if any, on the ex-dividend date. The Trust’s net investment income dividend is declared four times per year, in April, July, October, and December. The Trust’s net realized capital gain distribution, if any, is declared in December.

3.	Investment Services Contract

A. Services:
Under an Investment Services Contract (the “Contract”) with the Trust, Babson Capital agrees to use its best efforts to present to the Trust a continuing and suitable investment program consistent with the investment objectives and policies of the Trust. Babson Capital represents the Trust in any negotiations with issuers, investment banking firms, securities brokers or dealers and other institutions or investors relating to the Trust’s investments. Under the Contract, Babson Capital also provides administration of the day-to-day operations of the Trust and provides the Trust with office space and office equipment, accounting and bookkeeping services, and necessary executive, clerical and secretarial personnel for the performance of the foregoing services.

B. Fee:
For its services under the Contract, Babson Capital is paid a quarterly investment advisory fee of 0.3125% of the net asset value of the Trust as of the last business day of each fiscal quarter, which is approximately equal to 1.25% annually. A majority of the Trustees, including a majority of the Trustees who are not interested persons of the Trust or of Babson Capital, approve the valuation of the Trust’s net assets as of such day.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)
(Unaudited)

4.	Senior Secured Indebtedness	5.	Purchases and Sales of Investments

MassMutual holds the Trust’s $30,000,000 Senior Fixed Rate Convertible Note (the “Note”) issued by the Trust on November 15, 2007. The Note is due November 15, 2017 and accrues interest at 5.28% per annum. MassMutual, at its option, can convert the principal amount of the Note into common shares. The dollar amount of principal would be converted into an equivalent dollar amount of common shares based upon the average price of the common shares for ten business days prior to the notice of conversion. For the three months ended March 31, 2015, the Trust incurred total interest expense on the Note of $396,000.

The Trust may redeem the Note, in whole or in part, at the principal amount proposed to be redeemed together with the accrued and unpaid interest thereon through the redemption date plus a Make Whole Premium. The Make Whole Premium equals the excess of (i) the present value of the scheduled payments of principal and interest which the Trust would have paid but for the proposed redemption, discounted at the rate of interest of U.S. Treasury obligations whose maturity approximates that of the Note plus 0.50% over (ii) the principal of the Note proposed to be redeemed.
				For the nine months ended 09/30/14
				Cost of Investments Acquired	Proceeds from Sales or Maturities
			Corporate restricted securities	$27,243,549	$17,868,170
			Corporate public securities	2,651,485	2,610,717

The aggregate cost of investments is substantially the same for financial reporting and Federal income tax purposes as of March 31, 2015. The net unrealized appreciation of investments for financial reporting and Federal tax purposes as of March 31, 2015 is $5,601,720 and consists of $30,704,826 appreciation and $25,103,106 depreciation.

Net unrealized appreciation of investments on the Statement of Assets and Liabilities reflects the balance net of a deferred tax accrual of $1,519,864 on net unrealized gains on the CI Subsidiary Trust.

Babson Capital Corporate Investors

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JOINT PRIVACY NOTICE OF BABSON CAPITAL MANAGEMENT LLC, BABSON CAPITAL SECURITIES LLC, BABSON CAPITAL CORPORATE INVESTORS AND BABSON CAPITAL PARTICIPATION INVESTORS

When you use Babson Capital Management LLC (“Babson Capital”) as your investment adviser, invest in Babson Capital Corporate Investors or Babson Capital Participation  Investors (collectively, the “Funds”), or use Babson Capital Securities LLC, you entrust us not only with your hard-earned assets but also with your personal and financial data. We consider your data to be private and confidential, and protecting its confidentiality is important to us. Our policies and procedures regarding your personal information are summarized below.

We may collect non-public personal information about you from:

■	Applications or other forms, interviews, or by other means;

■	Consumer or other reporting agencies, government agencies, employers or others;

■	Your transactions with us, our affiliates, or others; and

■	Our Internet website.

We may share the financial information we collect with our financial service affiliates, such as insurance companies, investment companies and securities broker-dealers. Additionally, so that we may continue to offer you products and services that best meet your investment needs and to effect transactions that you request or authorize, we may disclose the information we collect, as described above, to companies that perform administrative or marketing  services on our behalf, such as transfer agents, custodian banks, service providers or printers and mailers that assist us in the distribution of investor materials or that provide operational support to Babson Capital entities. These companies are required to protect this information and will use this information  only for the services for which we hire them, and are not permitted to use or share this information for any other purpose. Some of these companies  may perform  such services in jurisdictions other than the United States. We may share some or all of the information we collect with other financial institutions with whom we jointly market products. This may be done only if it is permitted in the state in which you live. Some disclosures may be limited to your name, contact and transaction information with us or our affiliates.

Any disclosures will be only to the extent permitted by federal and state law. Certain disclosures may require us to get an “opt-in” or “opt-out” from you. If this is required, we will do so before information is shared. Otherwise, we do not share any personal information about our customers or former customers unless authorized by the customer or as permitted by law.
We restrict access to personal information about you to those employees who need to know that information to provide products and services to you. We maintain physical, electronic and procedural safeguards that comply with legal standards to guard your personal information. As an added measure, we do not include personal or account information in non-secure e-mails that we send you via the Internet without your prior consent. We advise you not to send such information to us in non-secure e-mails.

This joint notice describes the privacy policies of Babson Capital, the Funds and Babson Capital Securities LLC. It applies to all Babson Capital and the Funds accounts you presently have, or may open in the future, using your social security number or federal taxpayer identification number – whether or not you remain a shareholder of our Funds or as an advisory client of Babson Capital. As mandated by rules issued by the Securities and Exchange Commission, we will be sending you this notice annually, as long as you own shares in the Funds or have an account with Babson Capital.

Babson Capital Securities LLC is a member of the Financial Industry Regulatory Authority (FINRA) and the Securities Investor Protection Corporation (SIPC). Investors may obtain information about SIPC including the SIPC brochure by contacting SIPC online at www.sipc.org or calling (202)371-8300. Investors may obtain information about FINRA including the FINRA Investor Brochure by contacting FINRA online at www.finra.org or calling (800) 289-9999.

Babson Capital Corporate Investors

Members of the Board of Trustees

William J. Barrett

Michael H. Brown*

Barbara M. Ginader

Edward P. Grace III

Robert E. Joyal

Clifford M. Noreen

Susan B. Sweeney*

Maleyne M. Syracuse*

*Member of the Audit Committee

Officers

Clifford M. Noreen
Chairman

Michael L. Klofas
President

James M. Roy
Vice President & Chief
Financial Officer

Christopher A. DeFrancis
Vice President, Secretary &
Chief Legal Officer

Sean Feeley
Vice President

Richard E. Spencer, II
Vice President

Daniel J. Florence
Treasurer

Melissa M. LaGrant
Chief Compliance Officer

DIVIDEND REINVESTMENT AND SHARE PURCHASE PLAN

Babson Capital Corporate Investors (the “Trust”) offers a Dividend Reinvestment and Share Purchase Plan (the “Plan”). The Plan provides a simple way for shareholders to add to their holdings in the Trust through the receipt of dividend shares issued by the Trust or through the investment of cash dividends in Trust shares purchased in the open market. A shareholder may join the Plan by ﬁlling out and mailing an authorization card to DST Systems, Inc., the Transfer Agent.

Participating shareholders will continue to participate until they notify the Transfer Agent, in writing, of their desire to terminate participation. Unless a shareholder elects to participate in the Plan, he or she will, in effect, have elected to receive dividends and distributions in cash. Participating shareholders may also make additional contributions to the Plan from their own funds. Such contributions may be made by personal check or other means in an amount not less than $10 nor more than $5,000 per quarter. Cash contributions must be received by the Transfer Agent at least five days (but no more then 30 days) before the payment date of a dividend or distribution.

Whenever the Trust declares a dividend payable in cash or shares, the Transfer Agent, acting on behalf of each participating shareholder, will take the dividend in shares only if the net asset value is lower than the market price plus an estimated brokerage commission as of the close of business on the valuation day. The valuation day is the last day preceding the day of dividend payment.

When the dividend is to be taken in shares, the number of shares to be received is determined by dividing the cash dividend by the net asset value as of the close of business on the valuation date or, if greater than net asset value, 95% of the closing share price. If the net asset value of the shares is higher than the market value plus an estimated commission, the Transfer Agent, consistent with obtaining the best price and execution, will buy shares on the open market at current prices promptly after the dividend payment date.

The reinvestment of dividends does not, in any way, relieve participating  shareholders of any federal, state or local tax. For federal income tax purposes, the amount reportable in respect of a dividend received in newly-issued shares of the Trust will be the fair market value of the shares received, which will be reportable as ordinary income and/or capital gains.

As compensation  for its services, the Transfer Agent receives a fee of 5% of any dividend and cash contribution (in no event in excess of $2.50 per distribution per shareholder.)

Any questions regarding the Plan should be addressed to DST Systems, Inc., Transfer Agent for Babson Capital Corporate Investors’ Dividend Reinvestment and Share Purchase Plan, P.O. Box 219086, Kansas City, MO 64121-9086.

Babson Capital Corporate Investors

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